Delaware
Investments(R)
A member of Lincoln Financial Group

FIXED INCOME


PROSPECTUS DECEMBER 29, 2005

DELAWARE TAX-FREE USA FUND
CLASS A o CLASS B o CLASS C
DELAWARE TAX-FREE INSURED FUND
CLASS A o CLASS B o CLASS C
DELAWARE TAX-FREE USA INTERMEDIATE FUND
CLASS A o CLASS B o CLASS C
DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND
CLASS A o CLASS B o CLASS C

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents
----------------------------------------------------------------
FUND PROFILE                                              page 2
Delaware Tax-Free USA Fund                                     2
Delaware Tax-Free Insured Fund                                 5
Delaware Tax-Free USA Intermediate Fund                        8
Delaware National High-Yield
   Municipal Bond Fund                                        11
----------------------------------------------------------------
HOW WE MANAGE THE FUNDS                                  page 14
Our investment strategies                                     14
The securities we typically invest in                         15
The risks of investing in the Funds                           25
Disclosure of portfolio holdings                              28
----------------------------------------------------------------
WHO MANAGES THE FUNDS                                    page 29
Investment manager                                            29
Portfolio managers                                            29
Who's who?                                                    30
----------------------------------------------------------------
ABOUT YOUR ACCOUNT                                       page 31
Investing in the Funds                                        31
   Choosing a share class                                     31
   Dealer compensation                                        33
How to reduce your sales charge                               34
How to buy shares                                             35
Fair valuation                                                36
How to redeem shares                                          37
Account minimums                                              38
Special services                                              39
Frequent trading of Fund shares                               40
Dividends, distributions and taxes                            42
Certain management considerations                             43
----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                     page 44
----------------------------------------------------------------
GLOSSARY                                                 page 52
----------------------------------------------------------------
ADDITIONAL INFORMATION                                   page 55

Profile: Delaware Tax-Free USA Fund

WHAT IS THE FUND'S GOAL?

              Delaware Tax-Free USA Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO SHOULD INVEST IN THE FUND

x Investors seeking monthly income, free from federal income taxes. x Investors with long-term financial goals.

WHO SHOULD NOT INVEST IN THE FUND

x  Investors with very short-term financial goals.
x Investors who are unwilling to accept share prices that may fluctuate, especially over the short term.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Fund will invest at least 80% of its net assets in securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax. This is a fundamental investment policy that may not be changed without prior shareholder approval.

The Fund will invest primarily in municipal debt obligations that are issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions, but will have a dollar-weighted average effective maturity of between five and 30 years. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax-exempt income consistent with preservation of capital. The Fund's income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by adverse changes in interest rates. When interest rates rise, the value of bonds in the portfolio will likely decline. The Fund may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. The Fund is a non-diversified investment company under the Investment Company Act of 1940, which means that it may invest a greater percentage of its assets in a single issuer than a diversified fund, and may be subject to greater risk of loss than if it were diversified. The Fund is permitted to invest up to 20% of its net assets in securities the income from which is subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 25.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE TAX-FREE USA FUND PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of the Class A, B, and C shares for one-year, five-year and ten-year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the caps. Please see the footnotes on page 4 for additional information about the expense caps.

                              [bar chart omitted]

Year-by-Year total return (Class A)

                             1995     13.70%
                             1996      0.84%
                             1997      8.31%
                             1998      4.85%
                             1999     -5.18%
                             2000     10.89%
                             2001      4.37%
                             2002      8.72%
                             2003      6.69%
                             2004      5.22%

As of September 30, 2005, the Fund's Class A shares had a calendar year-to-date return of 3.40%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 4.73% for the quarter ended March 31, 1995 and its lowest quarterly return was -3.30% for the quarter ended June 30, 1999.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

                                                                                            10 YEARS OR
AVERAGE ANNUAL RETURNS for periods ending 12/31/04                        1 YEAR   5 YEARS  LIFETIME**
-------------------------------------------------------------------------------------------------------
    Class A return before taxes                                            0.51%   6.16%    5.24%
    Class A return after taxes on distributions                            0.51%   6.16%    5.15%
    Class A return after taxes on distributions and
      sale of Fund shares                                                  1.91%   6.02%    5.18%
    Class B return before taxes*                                           0.41%   6.08%    5.04%
    Class C return before taxes*                                           3.41%   6.32%    4.18%
    Lehman Brothers Municipal Bond Index
      (reflects no deduction for fees,
      expenses or taxes)                                                   4.48%   7.20%    7.06%


  The Fund's returns are compared to the performance of the Lehman Brothers Municipal Bond Index. You should remember that unlike the Fund, the Index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

  After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends). Past performance, both before and after taxes, is not a guarantee of future results.

 *Total returns assume redemption of shares at end of period. Ten-year returns for Class B shares reflect conversion to Class A shares after 8 years. If shares were not redeemed, the returns before taxes for Class B would be 4.41%, 6.32% and 5.04% for the one-year, five-year and ten-year periods, respectively, and the returns before taxes for Class C would be 4.41%, 6.32% and 4.18% for the one-year, five-year and lifetime periods, respectively.

**Lifetime returns are shown if the Class existed for less than 10 calendar years. The Lehman Brothers Municipal Bond Index return shown is for 10 years because the Fund's Class A and Class B shares commenced operations more than 10 calendar years ago. The inception date for Class C shares of the Fund was November 29, 1995. The Index return for Class C's lifetime period is 6.02%. The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return for Class C's lifetime reflects the return from November 30, 1995 through December 31, 2004.

WHAT ARE THE FUND'S FEES AND EXPENSES?
                                                             CLASS                                         A         B         C
----------------------------------------------------------   ---------------------------------------------------------------------
SALES CHARGES are fees paid directly from your investments   Maximum sales charge (load) imposed on
when you buy or sell shares of the Fund.                      purchases as a percentage of
                                                              offering price                           4.50%      none      none

                                                             Maximum contingent deferred sales charge
                                                              (load) as a percentage of original
                                                              purchase price or redemption price,
                                                              whichever is lower                       none(1)   4.00%(2)  1.00%(3)

                                                             Maximum sales charge (load) imposed on
                                                              reinvested dividends                     none       none      none

                                                             Redemption fees                           none       none      none
----------------------------------------------------------   ---------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from the         Management fees                           0.55%     0.55%     0.55%
Fund's assets.
                                                             Distribution and service(12b-1) fees(4)   0.30%     1.00%     1.00%

                                                             Other expenses(5)                         0.15%     0.15%     0.15%

                                                             Total operating expenses                  1.00%     1.70%     1.70%

                                                             Fee waivers and payments(6,7)            (0.15%)   (0.08%)   (0.08%)

                                                             Net expenses                              0.85%     1.62%     1.62%


                                                             CLASS(9)              A        B              B         C           C
                                                             ---------------------------------------------------------------------
                                                                                                (IF REDEEMED)         (IF REDEEMED)
----------------------------------------------------------   ---------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the cost of     1 year            $ 533    $ 165         $ 565      $ 165       $ 265
investing in the Fund to the cost of investing in other
mutual funds with similar investment objectives.             3 years           $ 740    $ 528         $ 753      $ 528       $ 528
We show the cumulative amount of Fund expenses on a
hypothetical investment of $10,000 with an annual 5% return  5 years           $ 964    $ 915       $ 1,065      $ 915       $ 915
over the time shown.(8) This is an example only, and does
not represent future expenses, which may be greater or less  10 years        $ 1,607  $ 1,816       $ 1,816    $ 2,002     $ 2,002
than those shown here.



(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

(4) The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for the Fund's Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above.

(5) "Other expenses" have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholders' meeting and issue a proxy statement during the upcoming fiscal year.

(6) The Fund's distributor has contracted to waive the Class A 12b-1 fees through December 31, 2006 to 0.25% of average daily net assets. This contractual waiver is applied to the shares of the Fund that were acquired on or after June 1, 1992 in calculating the applicable 12b-1 fee rate.

(7) The investment manager has contracted to waive fees and pay expenses through December 31, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.62% of average daily net assets.

(8) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.

(9) Class B shares automatically convert to Class A shares at the end of the eighth year. Information for the ninth and tenth years reflects expenses of the Class A shares.

Profile: Delaware Tax-Free Insured Fund

WHAT IS THE FUND'S GOAL?

              Delaware Tax-Free Insured Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO SHOULD INVEST IN THE FUND

x  Investors seeking monthly income, free from federal income taxes.
x  Investors with long-term financial goals.
x Investors seeking the extra measure of safety offered by bonds whose principal and interest payments are insured.

WHO SHOULD NOT INVEST IN THE FUND

x  Investors with very short-term financial goals.
x Investors who are unwilling to accept share prices that may fluctuate, especially over the short term.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Fund will invest at least 80% of its net assets in securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax. This is a fundamental investment policy that may not be changed without prior shareholder approval.

The Fund will invest primarily in municipal debt obligations that are issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions, but will have a dollar-weighted average effective maturity of between five and 30 years. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax-exempt income consistent with preservation of capital. The Fund's income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs.

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities whose scheduled payments of interest and principal are insured. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any such change. The insurance feature generally helps to protect bondholders in the event that the issuer whose bonds they hold defaults on its bond obligations. This insurance does not protect against changes in the value of the bonds in the portfolio or changes in the value of Fund shares.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by adverse changes in interest rates. When interest rates rise, the value of bonds in the portfolio will likely decline. The Fund may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. The Fund is a non-diversified investment company under the Investment Company Act of 1940, which means that it may invest a greater percentage of its assets in a single issuer than a diversified fund, and may be subject to greater risk of loss than if it were diversified. Under normal circumstances, the Fund may invest up to 20% of its net assets in securities the income from which is subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 25.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE TAX-FREE INSURED FUND PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of the Class A, B and C shares for one-year, five-year, and ten-year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the caps. Please see the footnotes on page 7 for additional information about the expense caps.

                              [bar chart omitted]

Year-by-Year total return (Class A)
                   1995     13.89%
                   1996      2.36%
                   1997      8.22%
                   1998      4.78%
                   1999     -4.04%
                   2000     11.85%
                   2001      4.30%
                   2002      9.23%
                   2003      4.61%
                   2004      4.43%

As of September 30, 2005, the Fund's Class A shares had a calendar year-to-date return of 2.66%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 5.32% for the quarter ended December 31, 2000 and its lowest quarterly return was -2.66% for the quarter ended June 30, 1999.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

                                                                                               10 YEARS OR
AVERAGE ANNUAL RETURNS for periods ending 12/31/04                        1 YEAR     5 YEARS    LIFETIME**
----------------------------------------------------------------------------------------------------------
    Class A return before taxes                                           (0.30%)      5.87%        5.37%
    Class A return after taxes on distributions                           (0.34%)      5.86%        5.23%
    Class A return after taxes on distributions and
      sale of Fund shares                                                  1.23%       5.69%        5.21%
    Class B return before taxes*                                          (0.37%)      5.77%        5.17%
    Class C return before taxes*                                           2.63%       6.01%        4.34%
    Lehman Brothers Municipal Bond Index
      (reflects no deduction for fees,
      expenses, or taxes)                                                  4.48%       7.20%        7.06%


  The Fund's returns are compared to the performance of the Lehman Brothers Municipal Bond Index. You should remember that unlike the Fund, the Index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

  After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends). Past performance, both before and after taxes, is not a guarantee of future results.

 *Total returns assume redemption of shares at end of period. Ten-year returns for Class B shares reflect conversion to Class A shares after 8 years. If shares were not redeemed, the returns before taxes for Class B would be 3.63%, 6.01% and 5.17% for the one-year, five-year and ten-year periods, respectively, and the returns before taxes for Class C would be 3.63%, 6.01% and 4.34% for the one-year, five-year and lifetime periods, respectively.

**Lifetime returns are shown if the Class existed for less than 10 calendar years. The Lehman Brothers Municipal Bond Index return shown is for 10 years because the Fund's Class A and Class B shares commenced operations more than 10 calendar years ago. The inception date for Class C shares of the Fund was November 29, 1995. The Index return for Class C's lifetime period is 6.02%. The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return for Class C lifetime reflects the return from November 30, 1995 through December 31, 2004.

WHAT ARE THE FUND'S FEES AND EXPENSES?
                                                             CLASS                                         A         B         C
----------------------------------------------------------   ---------------------------------------------------------------------
SALES CHARGES are fees paid directly from your investments   Maximum sales charge (load) imposed on
when you buy or sell shares of the Fund.                      purchases as a percentage of
                                                              offering price                           4.50%      none      none

                                                             Maximum contingent deferred sales charge
                                                              (load) as a percentage of original
                                                              purchase price or redemption price,
                                                              whichever is lower                       none(1)   4.00%(2)  1.00%(3)

                                                             Maximum sales charge (load) imposed on
                                                              reinvested dividends                     none       none      none

                                                             Redemption fees                           none       none      none
----------------------------------------------------------   ---------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from the         Management fees                           0.50%     0.50%     0.50%
Fund's assets.
                                                             Distribution and service(12b-1) fees(4)   0.30%     1.00%     1.00%

                                                             Other expenses(5)                         0.22%     0.22%     0.22%

                                                             Total operating expenses                  1.02%     1.72%     1.72%

                                                             Fee waivers and payments(6,7)            (0.12%)   (0.05%)   (0.05%)

                                                             Net expenses                              0.90%     1.67%     1.67%


                                                             CLASS(9)              A        B               B         C          C
                                                             ----------------------------------------------------------------------
                                                                                                 (IF REDEEMED)         (IF REDEEMED)
----------------------------------------------------------   ----------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the cost of     1 year            $ 538    $ 170           $ 570     $ 170       $ 270
investing in the Fund to the cost of investing in other
mutual funds with similar investment objectives.             3 years           $ 749    $ 537           $ 762     $ 537       $ 537
We show the cumulative amount of Fund expenses on a
hypothetical investment of $10,000 with an annual 5% return  5 years           $ 977    $ 929         $ 1,079     $ 929       $ 929
over the time shown.(8) This is an example only, and does
not represent future expenses, which may be greater or less  10 years        $ 1,631  $ 1,841         $ 1,841   $ 2,026     $ 2,026
than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

(4) The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for the Fund's Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above.

(5) "Other expenses" have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholders' meeting and issue a proxy statement during its upcoming fiscal year.

(6) The Fund's distributor has contracted to waive the Class A 12b-1 fees through December 31, 2006 to 0.25% of average daily net assets. This contractual waiver is applied to the shares of the Fund that were acquired on or after June 1, 1992 in calculating the applicable 12b-1 fee rate.

(7) The investment manager has contracted to waive fees and pay expenses through December 31, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.67% of average daily net assets.

(8) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.

(9) Class B shares automatically convert to Class A shares at the end of the eighth year. Information for the ninth and tenth years reflects expenses of the Class A shares.

Profile: Delaware Tax-Free USA Intermediate Fund

WHAT IS THE FUND'S GOAL?

              Delaware Tax-Free USA Intermediate Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO SHOULD INVEST IN THE FUND

x  Investors seeking monthly income, free from federal income taxes.
x  Investors with long-term financial goals.
x Investors willing to give up some income potential in exchange for the reduced risk of principal fluctuation that comes with an intermediate maturity investment.

WHO SHOULD NOT INVEST IN THE FUND

x  Investors with very short-term financial goals.
x Investors who are unwilling to accept share prices that may fluctuate, especially over the short term.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Fund will invest at least 80% of its net assets in securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax. This is a fundamental investment policy that may not be changed without prior shareholder approval.

The Fund will invest primarily in municipal debt obligations that are issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions, but will have a dollar-weighted average effective maturity of between three and 10 years. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax-exempt income consistent with preservation of capital. The Fund's income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by adverse changes in interest rates. When interest rates rise, the value of bonds in the portfolio will likely decline. The Fund may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. The Fund is a non-diversified investment company under the Investment Company Act of 1940, which means that it may invest a greater percentage of its assets in a single issuer than a diversified fund, and may be subject to greater risk of loss than if it were diversified. Under normal circumstances, the Fund may invest up to 20% of its net assets in securities the income from which is subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 25.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE TAX-FREE USA INTERMEDIATE FUND PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of the Class A, B and C shares for one-year, five-year and ten-year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the caps. Please see the footnotes on page 10 for additional information about the expense caps.

                              [bar chart omitted]

Year-by-Year total return (Class A)

                           1995     12.18%
                           1996      4.61%
                           1997      6.50%
                           1998      5.83%
                           1999     -1.41%
                           2000      9.44%
                           2001      5.12%
                           2002      9.10%
                           2003      6.10%
                           2004      4.93%



As of September 30, 2005, the Fund's Class A shares had a calendar year-to-date return of 2.81%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 4.69% for the quarter ended September 30, 2002 and its lowest quarterly return was -2.15% for the quarter ended June 30, 2004.

The maximum Class A sales charge of 2.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

                                                                                               10 YEARS OR
AVERAGE ANNUAL RETURNS for periods ending 12/31/04                        1 YEAR     5 YEARS    LIFETIME**
----------------------------------------------------------------------------------------------------------
    Class A return before taxes                                           2.05%        6.32%        5.89%
    Class A return after taxes on distributions                           2.05%        6.32%        5.89%
    Class A return after taxes on distributions and
      sale of Fund shares                                                 2.60%        6.04%        5.73%
    Class B return before taxes*                                          2.04%        6.02%        5.73%
    Class C return before taxes*                                          3.04%        6.02%        4.71%
    Merrill Lynch 3-7 Year Municipal Bond Index
      (reflects no deduction for fees,
      expenses, or taxes)                                                 2.91%        6.26%        5.90%


   The Fund's returns are compared to the performance of the Merrill Lynch 3-7 Year Municipal Bond Index. You should remember that unlike the Fund, the Index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

   After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends). Past performance, both before and after taxes, is not a guarantee of future results.

 *Total returns assume redemption of shares at end of period. Ten-year returns for Class B shares reflect conversion to Class A shares after 5 years. If shares were not redeemed, the returns before taxes for Class B would be 4.04%, 6.02% and 5.73% for the one-year, five-year and ten-year periods, respectively, and the returns before taxes for Class C would be 4.04%, 6.02% and 4.71% for the one-year, five-year and lifetime periods, respectively.

**Lifetime returns are shown if the Class existed for less than 10 calendar years. The Merrill Lynch 3-7 Year Municipal Bond Index return is for 10 years because the Fund's Class A and Class B shares commenced operations more than 10 calendar years ago. The inception date for Class C shares of the Fund was November 29, 1995. The Index return for Class C's lifetime period is 6.02%. The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return for Class C lifetime reflects the return from November 30, 1995 through December 31, 2004.

WHAT ARE THE FUND'S FEES AND EXPENSES?
                                                             CLASS                                         A         B         C
----------------------------------------------------------   ---------------------------------------------------------------------
SALES CHARGES are fees paid directly from your investments   Maximum sales charge (load) imposed on
when you buy or sell shares of the Fund.                      purchases as a percentage of
                                                              offering price                           2.75%      none      none

                                                             Maximum contingent deferred sales charge
                                                              (load) as a percentage of original
                                                              purchase price or redemption price,
                                                              whichever is lower                       none(1)   2.00%(2)  1.00%(3)

                                                             Maximum sales charge (load) imposed on
                                                              reinvested dividends                     none       none      none

                                                             Redemption fees                           none       none      none
----------------------------------------------------------   ---------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from the         Management fees                           0.50%     0.50%     0.50%
Fund's assets.
                                                             Distribution and service(12b-1) fees      0.30%     1.00%     1.00%

                                                             Other expenses(4)                         0.27%     0.27%     0.27%

                                                             Total operating expenses                  1.07%     1.77%     1.77%

                                                             Fee waivers and payments(5,6)            (0.32%)   (0.17%)   (0.17%)

                                                             Net expenses                              0.75%     1.60%     1.60%


                                                             CLASS(8)            A        B           B            C           C
                                                             ---------------------------------------------------------------------
                                                                                           (IF REDEEMED)             IF REDEEMED)
----------------------------------------------------------   ---------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the cost of     1 year          $ 349    $ 163       $ 363        $ 163       $ 263
investing in the Fund to the cost of investing in other
mutual funds with similar investment objectives.             3 years         $ 575    $ 541       $ 641        $ 541       $ 541
We show the cumulative amount of Fund expenses on a
hypothetical investment of $10,000 with an annual 5% return  5 years         $ 819    $ 943       $ 943        $ 943       $ 943
over the time shown.(7) This is an example only, and does
not represent future expenses, which may be greater or less  10 years      $ 1,517  $ 1,636     $ 1,636      $ 2,070     $ 2,070
than those shown here.


(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within one year of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 2.00%, which declines to 1.00% during the second and third years and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

(4) "Other expenses" have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholders' meeting and issue a proxy statement during the upcoming fiscal year.

(5) The Fund's distributor has contracted to limit the Class A shares 12b-1 fee through December 31, 2006 to no more than 0.15% of average daily net assets.

(6) The investment manager has contracted to waive fees and pay expenses through December 31, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.60% of average daily net assets.

(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.

(8) Class B shares automatically convert to Class A shares at the end of the fifth year. Information for years six through ten reflects expenses of the Class A shares.

Profile: Delaware National High-Yield Municipal Bond Fund

WHAT IS THE FUNDS' GOAL?

              Delaware National High-Yield Municipal Bond Fund seeks a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO SHOULD INVEST IN THE FUND

x  Investors seeking monthly income, free from federal income taxes.
x  Investors with long-term financial goals.
x Investors willing to accept the possibility of significant fluctuations in share price, particularly in the short-term.

WHO SHOULD NOT INVEST IN THE FUND

x  Investors with very short-term financial goals.
x Investors who are unwilling to accept share prices that may fluctuate, especially in the short term.

WHAT ARE THE FUNDS' MAIN INVESTMENT STRATEGIES? Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities the income from which is exempt from federal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions, but will typically have a dollar-weighted average effective maturity between five and 30 years. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax-exempt income consistent with preservation of capital. The Fund's income will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs.

Under normal circumstances, Delaware National High-Yield Municipal Bond Fund will invest primarily in lower rated municipal securities, which typically offer higher income potential and involve greater risk than higher quality securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by adverse changes in interest rates. When interest rates rise, the value of bonds in the portfolio will likely decline.

The Fund may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. This risk is significant for the Fund because the issuers of the bonds in the portfolio are generally considered to be in a less secure financial situation and may be affected more by adverse economic conditions. The Fund may be subject to greater volatility during periods of adverse economic conditions and it may experience a greater incidence of credit problems. The Fund is a non-diversified investment company under the Investment Company Act of 1940, which means that it may invest a greater percentage of its assets in a single issuer than a diversified fund, and may be subject to greater risk of loss than if it were diversified. Under normal circumstances, the Fund may invest up to 100% of its net assets in securities the income from which is subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 25.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of the Class A, B and C shares for one-year, five-year and ten-year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the caps. Please see the footnotes on page 13 for additional information about the expense caps.

                              [bar chart omitted]

Year-by-Year total return (Class A)

                       1995     15.00%
                       1996      6.53%
                       1997     10.32%
                       1998      6.68%
                       1999     -3.57%
                       2000      6.98%
                       2001      5.36%
                       2002      4.69%
                       2003      6.57%
                       2004      7.36%


As of September 30, 2005, the Fund's Class A shares had a calendar year-to-date return of 4.92%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 5.50% for the quarter ended March 31, 1995 and its lowest quarterly return was -2.83% for the quarter ended December 31, 1999.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

                                                                                               10 YEARS OR
AVERAGE ANNUAL RETURNS for periods ending 12/31/04                        1 YEAR     5 YEARS    LIFETIME**
----------------------------------------------------------------------------------------------------------
    Class A return before taxes                                           2.52%        5.22%        6.01%
    Class A return after taxes on distributions                           2.52%        5.22%        5.92%
    Class A return after taxes on distributions and
      sale of Fund shares                                                 3.37%        5.24%        5.92%
    Class B return before taxes*                                          2.44%        5.14%        4.74%
    Class C return before taxes*                                          5.43%        5.38%        4.61%
    Lehman Brothers Municipal Bond Index
      (reflects no deduction for fees,
      expenses, or taxes)                                                 4.48%        7.20%        7.06%


  The Fund's returns are compared to the performance of the Lehman Brothers Municipal Bond Index. You should remember that unlike the Fund, the Index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

  After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends). Past performance, both before and after taxes, is not a guarantee of future results.

 *Total returns assume redemption of shares at end of period. Lifetime returns for Class B shares reflect conversion to Class A shares after 8 years. If shares were not redeemed, the returns before taxes for Class B would be 6.44%, 5.38% and 4.74% for the one-year, five-year and lifetime periods, respectively, and the returns before taxes for Class C would be 6.43%, 5.38% and 4.61% for the one-year, five-year and lifetime periods, respectively.

**Lifetime returns are shown if the Class existed for less than 10 calendar years. The Lehman Brothers Municipal Bond Index return shown is for 10 years because the Fund's Class A shares commenced operations more than 10 calendar years ago. The inception dates for Class B and Class C shares of the Fund were December 18, 1996 and May 26, 1997, respectively. The Index returns for Class B's and Class C's lifetime periods are 6.15% and 6.21%. The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index returns for Class B and Class C lifetimes reflect the returns from December 31, 1996 and May 31, 1997, respectively, through December 31, 2004.

WHAT ARE THE FUND'S FEES AND EXPENSES?
                                                             CLASS                                         A         B         C
----------------------------------------------------------   ---------------------------------------------------------------------
SALES CHARGES are fees paid directly from your investments   Maximum sales charge (load) imposed on
when you buy or sell shares of the Fund.                      purchases as a percentage of
                                                              offering price                          4.50%      none      none

                                                             Maximum contingent deferred sales charge
                                                              (load) as a percentage of original
                                                              purchase price or redemption price,
                                                              whichever is lower                       none(1)   4.00%(2)  1.00%(3)

                                                             Maximum sales charge (load) imposed on
                                                              reinvested dividends                     none       none      none

                                                             Redemption fees                           none       none      none
----------------------------------------------------------   ---------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from the         Management fees                           0.55%     0.55%     0.55%
Fund's assets.
                                                             Distribution and service(12b-1) fees      0.25%     1.00%     1.00%

                                                             Other expenses(4)                         0.18%     0.18%     0.18%

                                                             Total operating expenses                  0.98%     1.73%     1.73%

                                                             Fee waivers and payments(5)              (0.08%)   (0.08%)   (0.08%)

                                                             Net expenses                              0.90%     1.65%     1.65%


                                                             CLASS(7)            A          B              B         C           C
                                                             ----------------------------------------------------------------------
                                                                                                (IF REDEEMED)         (IF REDEEMED)
----------------------------------------------------------   ----------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the cost of     1 year          $ 538      $ 168          $ 568     $ 168       $ 268
investing in the Fund to the cost of investing in other
mutual funds with similar investment objectives.             3 years         $ 740      $ 537          $ 762     $ 537       $ 537
We show the cumulative amount of Fund expenses on a
hypothetical investment of $10,000 with an annual 5% return  5 years         $ 960      $ 931        $ 1,081     $ 931       $ 931
over the time shown.(6) This is an example only, and does
not represent future expenses, which may be greater or less  10 years      $ 1,590    $ 1,836        $ 1,836   $ 2,034     $ 2,034
than those shown here.


(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

(4) "Other expenses" have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholder's meeting and issue a proxy statement during the upcoming fiscal year.

(5) The investment manager has contracted to waive fees and pay expenses through December 31, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.65% of average daily net assets.

(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.

(7) Class B shares automatically convert to Class A shares at the end of the eighth year. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Funds

OUR INVESTMENT STRATEGIES

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular Fund. Following is a general description of the investment strategies used to manage the Funds and a list of securities the Funds may invest in.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We will generally invest in debt obligations issued by state and local governments and their political subdivisions, agencies, authorities and instrumentalities that are exempt from federal income tax. We may also invest in debt obligations issued by or for the District of Columbia, and its political subdivisions, agencies, authorities and instrumentalities or territories and possessions of the United States that are exempt from federal income tax.

We will generally invest in securities for income rather than seeking capital appreciation through active trading. However, we may sell securities for a variety of reasons such as to reinvest the proceeds in higher yielding securities, to eliminate investments not consistent with the preservation of capital or to honor redemption requests. As a result, we may realize losses or capital gains which could be taxable to shareholders.

Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware National High-Yield Municipal Bond Fund will generally have a dollar-weighted average effective maturity of between five and 30 years. Delaware Tax-Free USA Intermediate Fund will generally have a dollar-weighted average effective maturity between three and 10 years. This is a more conservative strategy than funds with longer average maturities, which should result in the Fund experiencing less price volatility when interest rates rise or fall.

The investment objective of each Fund described in this Prospectus is fundamental. This means the Board of Trustees may not change the objective without obtaining shareholder approval.

THE SECURITIES WE
TYPICALLY INVEST IN

Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Municipal bond securities typically pay income free of federal income taxes and may be free of state income taxes in the state where they are issued.

-----------------------------------------------------------------------------------------------------------------------------------
SECURITIES                                                                 HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                     DELAWARE TAX-FREE        DELAWARE TAX-FREE        DELAWARE TAX-FREE      DELAWARE NATIONAL
                                         USA FUND               INSURED FUND           USA INTERMEDIATE      HIGH-YIELD MUNICIPAL
                                                                                             FUND                 BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT OBLIGATIONS:            Under normal             Under normal             Under normal             Under normal
Commonly known as municipal        conditions, the Fund     conditions, the Fund     conditions, the Fund     conditions, the Fund
bonds. These are debt              will invest 80% of       will invest 80% of       will invest at least     will invest primarily
obligations issued by or for a     its assets in tax-       its assets in tax-       90% of its assets in     in medium- and lower-
state or territory, its            exempt debt              exempt debt              tax-exempt debt          grade tax-exempt
agencies or instrumentalities,     obligations rated in     obligations rated in     obligations rated in     obligations rated
municipalities or other            the top four quality     the top four quality     the top four quality     between BBB and B-.
political sub-divisions. The       grades by S&P or         grades by S&P or         grades by S&P or
interest on these debt             another nationally       another NRSRO, or in     another NRSRO, or in     The Fund will not
obligations can generally be       recognized               unrated tax-exempt       unrated tax-exempt       make initial
excluded from federal income       statistical ratings      obligations if, in       obligations if, in       investments in
tax as well as personal income     organization (NRSRO),    the manager's            the manager's            securities rated
tax in the state where the         or in unrated tax-       opinion, they are        opinion, they are        below B-, although it
bond is issued. Determination      exempt obligations       equivalent in quality    equivalent in quality    may continue to hold
of a bond's tax-exempt status      if, in the manager's     to the top four          to the top four          such securities if
is based on the opinion of the     opinion, they are        quality grades. These    quality grades. These    their rating has been
bond issuer's legal counsel.       equivalent in quality    bonds may include        bonds may include        reduced below that
                                   to the top four          general obligation       general obligation       grade.
                                   quality grades. These    bonds and revenue        bonds and revenue
                                   bonds may include        bonds.                   bonds.                   The Fund may invest
                                   general obligation                                                         all or a portion of
                                   bonds and revenue                                                          its assets in higher
                                   bonds.                                                                     grade securities if
                                                                                                              the manager
                                                                                                              determines that
                                                                                                              abnormal market
                                                                                                              conditions make
                                                                                                              investing in lower
                                                                                                              rated securities
                                                                                                              inconsistent with
                                                                                                              shareholders' best
                                                                                                              interest.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SECURITIES                                                                 HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                     DELAWARE TAX-FREE        DELAWARE TAX-FREE        DELAWARE TAX-FREE      DELAWARE NATIONAL
                                         USA FUND               INSURED FUND           USA INTERMEDIATE      HIGH-YIELD MUNICIPAL
                                                                                             FUND                 BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION BONDS:          The Fund may invest      The Fund may invest      The Fund may invest      The Fund may invest
Municipal bonds on which the       without limit in         in general obligation    without limit in         in general
payment of principal and           general obligation       bonds; however, after    general obligation       obligations and will
interest is secured by the         bonds in the top four    the application of       bonds rated in the       typically invest in
issuer's pledge of its full        quality grades or        insurance, bonds         top four quality         lower quality bonds
faith, credit and taxing           bonds that are           representing at least    grades or bonds that     rated between BBB and
power.                             unrated, but which       80% of net assets        are unrated, but         B- by S&P or another
                                   the manager              must be rated AAA by     which the manager        NRSRO.
                                   determines to be of      S&P or have an           determines to be of
                                   equal quality.           equivalent rating        equal quality.
                                                            from another NRSRO.
REVENUE BONDS: Municipal bonds     The Fund may invest      The Fund may invest      The Fund may invest      The Fund may invest
on which principal and             without limit in         in revenue bonds;        without limit in         in revenue bonds and
interest payments are made         revenue bonds in the     however, after the       revenue bonds in the     will typically invest
from revenues derived from a       top four quality         application of           top four quality         in lower quality
particular facility, from the      grades or bonds that     insurance, bonds         grades or bonds that     bonds rated between
proceeds of a special excise       are unrated, but         representing 80% of      are unrated, but         BBB and B- by S&P or
tax or from revenue generated      which the manager        net assets must be       which the manager        another NRSRO.
by an operating project.           determines to be of      rated AAA by S&P or      determines to be of
Principal and interest are not     equal quality.           have an equivalent       equal quality.
secured by the general taxing                               rating from another
power. Tax-exempt industrial                                NRSRO.
development bonds, in most
cases, are a type of revenue
bond that is not backed by the
credit of the issuing
municipality and may therefore
involve more risk.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SECURITIES                                                                 HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                     DELAWARE TAX-FREE        DELAWARE TAX-FREE        DELAWARE TAX-FREE      DELAWARE NATIONAL
                                         USA FUND               INSURED FUND           USA INTERMEDIATE      HIGH-YIELD MUNICIPAL
                                                                                             FUND                 BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
INSURED MUNICIPAL                  Each Fund may invest without limit in insured bonds. We do not evaluate the creditworthiness of
BONDS: Municipal issuers may       the private insurer. Instead, we focus first on the creditworthiness of the actual bond issuer
obtain insurance for their         and its ability to pay interest and principal.
obligations. In the event of a
default, the insurer is            It is possible that a substantial portion of a Fund's portfolio may consist of municipal bonds
required to make payments of       that are insured by a single insurance company.
interest and principal when
due to the bondholders.            Insurance is available on uninsured bonds and each Fund may purchase such insurance directly. We will generally do so only if we believe that purchasing and insuring a bond provides an investment opportunity at least comparable to owning other available insured securities.

                                   The purpose of insurance is to protect against credit risk. It does not insure against market risk or guarantee the value of the securities in the portfolio or the value of shares of any of the Funds.

However, there is no assurance     Insured bonds will       At least 80% of          Insured bonds will       Insured bonds will
that the insurance company         typically not be a       Delaware Tax-Free        typically not be a       typically not be a
will meet its obligations.         significant portion      Insured Fund's net       significant portion      significant portion
Insured obligations are            of the investments of    assets will be           of Delaware Tax-Free     of the investments of
typically rated in the top         Delaware Tax-Free USA    invested in bonds        USA Intermediate         Delaware National
quality grades by an NRSRO.        Fund.                    that are fully           Fund's portfolio.        High-Yield Municipal
                                                            insured. All insurers                             Bond Fund.
                                                            must have AAA-rated
                                                            claims paying ability
                                                            by S&P or another
                                                            NRSRO at the time
                                                            that the insured bond
                                                            is purchased.
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

-----------------------------------------------------------------------------------------------------------------------------------
SECURITIES                                                                 HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                     DELAWARE TAX-FREE        DELAWARE TAX-FREE        DELAWARE TAX-FREE      DELAWARE NATIONAL
                                         USA FUND               INSURED FUND           USA INTERMEDIATE      HIGH-YIELD MUNICIPAL
                                                                                             FUND                 BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
PRIVATE ACTIVITY OR PRIVATE        Each Fund may invest up to 20% of its assets in bonds whose income is      Delaware National
PLACEMENT BONDS: Municipal         subject to the federal alternative minimum tax. This means that a          High-Yield Municipal
bond issues whose proceeds are     portion of the Fund's distributions could be subject to the federal        Bond Fund may invest
used to finance certain non-       alternative minimum tax that applies to certain taxpayers.                 without limit in
government activities,                                                                                        these bonds.
including some types of
industrial revenue bonds such
as privately owned sports and
convention facilities. The Tax
Reform Act of 1986 subjects
interest income from these
bonds to the federal
alternative minimum tax and
makes the tax-exempt status of
certain bonds dependent on the
issuer's compliance with
specific requirements after
the bonds are issued.

ZERO COUPON BONDS: Zero coupon     Each Fund may invest in zero coupon bonds. The market prices of these bonds are generally more
securities are debt                volatile than the market prices of securities that pay interest periodically and are likely to
obligations which do not           react to changes in interest rates to a greater degree than interest-paying bonds having similar
entitle the holder to any          maturities and credit quality. They may have certain tax consequences which, under certain
periodic payments of interest      conditions, could be adverse to a Fund.
prior to maturity or a
specified date when the
securities begin paying
current interest. Therefore,
they are issued and traded at
a price lower than their face
amounts or par value.
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

-----------------------------------------------------------------------------------------------------------------------------------
SECURITIES                                                                 HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                     DELAWARE TAX-FREE        DELAWARE TAX-FREE        DELAWARE TAX-FREE      DELAWARE NATIONAL
                                         USA FUND               INSURED FUND           USA INTERMEDIATE      HIGH-YIELD MUNICIPAL
                                                                                             FUND                 BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVERSE FLOATERS: Instruments      Delaware Tax-Free USA Fund and Delaware Tax-      Delaware Tax-Free USA Intermediate Fund and
with floating or variable          Free Insured Fund may invest in inverse           Delaware National High-Yield Municipal Bond
interest rates that move in        floaters as long as each Fund's combined          Fund may invest in inverse floaters. There is
the opposite direction of          investments in inverse floaters, futures          no limit on the percentage of each Fund's net
short-term interest rates,         contracts, options on futures contracts and       assets that may be invested in these
usually at an accelerated          securities rated below investment grade do not    securities.
speed. Consequently, the           exceed 20% of total net assets.
market values of inverse
floaters will generally be
more volatile than other tax-
exempt investments. These
securities may be considered
to be derivative securities.

VARIABLE RATE AND FLOATING         Each Fund may purchase "floating rate" and "variable rate" obligations without limit.
RATE OBLIGATIONS: Pay interest
at rates that are not fixed,
but instead vary with changes
in specified market rates or
indexes on pre-designated
dates.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SECURITIES                                                                 HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                     DELAWARE TAX-FREE        DELAWARE TAX-FREE        DELAWARE TAX-FREE      DELAWARE NATIONAL
                                         USA FUND               INSURED FUND           USA INTERMEDIATE      HIGH-YIELD MUNICIPAL
                                                                                             FUND                 BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
ADVANCE REFUNDED BONDS: In an      Each Fund may invest without limit in advance refunded bonds. These bonds are generally
advance refunding, the issuer      considered to be of very high quality because of the escrow account, which typically holds U.S.
uses the proceeds of a new         Treasuries.
bond issue to purchase high
grade interest bearing debt
securities. These securities
are then deposited into an
irrevocable escrow account
held by a trustee bank to
secure all future principal
and interest payments on pre-
existing bonds, which are then
considered to be "advance
refunded bonds." Escrow
secured bonds often receive
the highest rating from S&P
and Moody's.

SHORT-TERM TAX-FREE                Each Fund may invest without limit in high quality short-term tax-free instruments.
INSTRUMENTS: Include
instruments such as tax-exempt
commercial paper and general
obligation, revenue and
project notes, as well as
variable floating rate demand
obligations.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SECURITIES                                                                 HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                     DELAWARE TAX-FREE        DELAWARE TAX-FREE        DELAWARE TAX-FREE      DELAWARE NATIONAL
                                         USA FUND               INSURED FUND           USA INTERMEDIATE      HIGH-YIELD MUNICIPAL
                                                                                             FUND                 BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD, HIGH RISK              The Fund may invest      Delaware Tax-Free        The Fund may invest      Delaware National
MUNICIPAL BONDS: Municipal         up to 20% of its net     Insured Fund may         up to 10% of its net     High-Yield Municipal
debt obligations rated lower       assets in high-yield,    invest a portion of      assets in high-yield,    Bond Fund will invest
than investment grade by an        high risk fixed-         its assets in debt       high risk fixed-         primarily in lower
NRSRO or, if unrated, of           income securities.       obligations that are     income securities.       rated, high-yield
comparable quality. These                                   considered to be                                  securities.
securities are often referred                               below investment
to as "junk bonds" and are                                  grade. The Fund
considered to be of  poor                                   presently intends to
standing and predominately                                  limit such
speculative.                                                investments to no
                                                            more than 5% of its
                                                            assets, as measured
                                                            at the time the Fund
                                                            is considering such
                                                            a purchase.

OPTIONS: Represent a right to      Delaware Tax-Free USA Fund and Delaware Tax-      The Funds may utilize options transactions in
buy or sell a security at an       Free Insured Fund may not invest in options on    order to hedge against market risk and/or
agreed upon price at a future      securities or any index of securities.            facilitate portfolio management.
date. The purchaser of an
option may or may not choose                                                         The Funds may purchase options on any security
to go through with the                                                               it is permitted to invest in or any index of
transaction.                                                                         securities that it is permitted to invest in.

Certain options may be                                                               Use of these strategies can increase the
considered to be derivative                                                          operating costs of the Funds and can lead to
securities.                                                                          loss of principal.
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

-----------------------------------------------------------------------------------------------------------------------------------
SECURITIES                                                                 HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                     DELAWARE TAX-FREE        DELAWARE TAX-FREE        DELAWARE TAX-FREE      DELAWARE NATIONAL
                                         USA FUND               INSURED FUND           USA INTERMEDIATE      HIGH-YIELD MUNICIPAL
                                                                                             FUND                 BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS: Agreements      Futures contracts may be used by the Funds to hedge market risks and/or facilitate portfolio
for the purchase or sale of        management. Each of the Funds may enter into futures contracts for the purchase or sale of any
securities (or index of            security they are permitted to invest in or enter into futures contracts based on an index of
securities) at a specified         securities that they are permitted to invest in.
price, on a specified date.
Unlike an option, a futures        At times when we anticipate adverse conditions, we may want to protect gains on securities
contract must be executed          without actually selling them. We might use futures or options on futures to neutralize the
unless it is sold before the       effect of any price declines, without selling a bond or bonds.
settlement date.
                                   Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Certain futures and options on     Delaware Tax-Free USA Fund and Delaware Tax-
futures may be considered to       Free Insured Fund may invest in futures
be derivative securities.          contracts and options on futures contracts as
                                   long as each Fund's combined investments in
                                   futures contracts and options on futures
                                   contracts, inverse floaters and securities
                                   rated below investment grade do not exceed 20%
                                   of total net assets.

RESTRICTED SECURITIES:             We may invest without limitation in privately placed securities including those that are
Privately placed securities        eligible for resale only among certain institutional buyers without registration, which are
whose resale is restricted         commonly known as "Rule 144A Securities."
under securities law.


ILLIQUID SECURITIES:               Each Fund may invest up to 10% of its net assets in illiquid               Delaware National
Securities that do not have a      securities.                                                                High-Yield Municipal
ready market, and cannot be                                                                                   Bond Fund may invest
easily sold within seven days                                                                                 up to 15% of its net
at approximately the price                                                                                    assets in illiquid
that a fund has valued them.                                                                                  securities.
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

Please see the Statement of Additional Information (SAI) for additional descriptions of these securities.


-----------------------------------------------------------------------------------------------------------------------------------
SECURITIES                                                                 HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                     DELAWARE TAX-FREE        DELAWARE TAX-FREE        DELAWARE TAX-FREE      DELAWARE NATIONAL
                                         USA FUND               INSURED FUND           USA INTERMEDIATE      HIGH-YIELD MUNICIPAL
                                                                                             FUND                 BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS:             Typically, we use repurchase agreements as a short-term investment for our cash position. Each
Agreements between a buyer of      Fund may use repurchase agreements which are 102% collateralized by securities in which the Fund
securities, such as a Fund,        is permitted to invest directly. The Funds will only enter into repurchase agreements in which
and a seller of securities, in     the collateral is comprised of U.S. government securities.
which the seller agrees to buy
the securities back within
a specified time at the same                                                                                  We may not enter into
price the buyer paid for them,                                                                                repurchase agreements
plus an amount equal to an                                                                                    that represent more
agreed upon interest rate.                                                                                    than 10% of total
Repurchase agreements are                                                                                     assets except when
often viewed as equivalent to                                                                                 investing for
cash.                                                                                                         defensive purposes
                                                                                                              during periods of
                                                                                                              adverse market
                                                                                                              conditions.


REVERSE REPURCHASE AGREEMENTS:     This is not a principal strategy for the Funds.                            Delaware National
The same as repurchase                                                                                        High-Yield Municipal
agreements except that a fund                                                                                 Bond Fund may enter
would act as the seller and                                                                                   into reverse
agree to buy back the                                                                                         repurchase agreements
securities at the same price                                                                                  for amounts
the buyer paid for them, plus                                                                                 aggregating up to 10%
an agreed upon interest rate.                                                                                 of its total assets.
                                                                                                              This may be
                                                                                                              preferable to a
                                                                                                              regular sale because
                                                                                                              it avoids certain
                                                                                                              market risk and
                                                                                                              transaction costs.
                                                                                                              However, it is a form
                                                                                                              of leveraging which
                                                                                                              may exaggerate any
                                                                                                              increases or
                                                                                                              decreases in the
                                                                                                              Fund's net asset
                                                                                                              value. Because use of
                                                                                                              this technique is
                                                                                                              limited, we believe
                                                                                                              it may facilitate the
                                                                                                              Fund's ability to
                                                                                                              provide current
                                                                                                              income without
                                                                                                              adversely affecting
                                                                                                              our ability to
                                                                                                              preserve capital.
-----------------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information (SAI) for additional descriptions of these securities.

BORROWING MONEY Each Fund may borrow money from banks but normally does not do so. As a temporary measure for extraordinary purposes or to meet redemption requests, each Fund may borrow up to 10% of the value of its total assets (20% for Delaware National High-Yield Municipal Bond Fund). Each Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in a Fund being unable to meet its investment objective.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Funds may buy securities on a when-issued or delayed delivery basis; that is, entering into an agreement to buy a new issue with delivery and payment taking place later. Usually, delivery or payment takes place 15 to 45 days later, but the Funds may also buy forward settlement bonds which could be delivered up to 1.5 years from purchase date. There is no percentage limit on the amount of each Fund's total assets, which may be invested in securities issued in this manner. The Funds will designate cash or securities in amounts sufficient to cover obligations and will value the designated assets daily.

LENDING SECURITIES Delaware Tax-Free USA Intermediate Fund may lend up to 25% of its assets to qualified brokers/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

CONCENTRATION Where we feel there is a limited supply of appropriate investments, each Fund may concentrate its investments (invest more than 25% of total assets) in municipal obligations relating to similar types of projects or with other similar economic, business or political characteristics (such as bonds of housing finance agencies or health care facilities). In addition, each Fund may invest more than 25% of its assets in industrial development bonds or, in the case of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware Tax-Free USA Intermediate Fund, pollution control bonds which may be backed only by the assets and revenues of a nongovernmental issuer. A Fund will not, however, invest more than 25% of its total assets in bonds issued for companies in the same industry.

TEMPORARY DEFENSIVE MEASURES In response to unfavorable market conditions, each Fund may invest in taxable instruments for temporary defensive purposes. These could include securities such as obligations of the U.S. government, its agencies and instrumentalities, commercial paper, cash, certificates of deposit of domestic banks, other cash equivalents and other debt instruments. These investments may not be consistent with a Fund's investment objective. To the extent that a Fund holds these investments, it may be unable to achieve its investment objective.

PORTFOLIO TURNOVER Under normal circumstances, we expect that each Fund's annual portfolio turnover will not exceed 100%. A high rate of portfolio turnover in any year may result in increased transaction costs for investors and may affect a Fund's performance.

THE RISKS OF INVESTING IN
THE FUNDS

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the chief risks you assume when investing in these funds. Please see the SAI for further discussion of these risks and other risks not discussed here.


-----------------------------------------------------------------------------------------------------------------------------------
RISKS                                                              HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                     DELAWARE TAX-FREE        DELAWARE TAX-FREE        DELAWARE TAX-FREE      DELAWARE NATIONAL
                                         USA FUND               INSURED FUND           USA INTERMEDIATE      HIGH-YIELD MUNICIPAL
                                                                                             FUND                 BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK: The risk       We do not try to increase return by predicting    We do not try to         In an attempt to
that securities, particularly      and aggressively capitalizing on interest rate    increase return by       reduce interest rate
bonds with longer maturities,      moves.                                            predicting and           risk, we will adjust
will decrease in value if                                                            aggressively             the Fund's average
interest rates rise.               In an attempt to reduce interest rate risk, we    capitalizing on          maturity based on our
                                   will adjust a Fund's average maturity based on    interest rate moves.     view of interest
                                   our view of interest rates. In anticipation of    Instead, we aim to       rates. In
                                   an interest rate decline, we may extend           maintain an              anticipation of an
                                   average maturity and when we anticipate an        intermediate average     interest rate
                                   increase we may shorten average maturity.         maturity that helps      decline, we may
                                                                                     us reduce the effects    extend average
                                                                                     of interest rate         maturity and when we
                                                                                     volatility. In an        anticipate an
                                                                                     attempt to reduce        increase we may
                                                                                     interest rate risk,      shorten average
                                                                                     we will adjust the       maturity.
                                                                                     Fund's average
                                                                                     maturity based on our
                                                                                     view of interest
                                                                                     rates. In
                                                                                     anticipation of an
                                                                                     interest rate
                                                                                     decline, we may
                                                                                     extend average
                                                                                     maturity and when we
                                                                                     anticipate an
                                                                                     increase we may
                                                                                     shorten average
                                                                                     maturity.

MARKET RISK: The risk that all     We maintain a long-term investment approach and focus on bonds we believe will provide a steady
or a majority of the               income stream regardless of interim market fluctuations. We do not try to predict overall market
securities in a certain            movements and generally do not trade for short-term purposes.
market-like the stock or bond
market-will decline in value
because of economic
conditions, future
expectations or investor
confidence.
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

-----------------------------------------------------------------------------------------------------------------------------------
RISKS                                                              HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                     DELAWARE TAX-FREE        DELAWARE TAX-FREE        DELAWARE TAX-FREE      DELAWARE NATIONAL
                                         USA FUND               INSURED FUND           USA INTERMEDIATE      HIGH-YIELD MUNICIPAL
                                                                                             FUND                 BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK:        We spread each Fund's assets across different types of municipal bonds and among bonds
Industry risk is the risk that     representing different industries and regions throughout the country in order to minimize the
the value of securities in a       impact that a poorly performing security would have on a Fund. We also follow a rigorous
particular industry will           selection process before choosing securities for the portfolio.
decline because of changing
expectations for the               As discussed under "Concentration" on page 24, where we feel there is a limited supply of
performance of that industry.      appropriate investments, each Fund may concentrate its investments in just a few industries.
Securities risk is the risk        This will expose a Fund to greater industry and security risk.
that the value of an
individual security will
decline because of changing                                 Delaware Tax-Free
expectations for the                                        Insured Fund may be
performance of the individual                               less subject to
issuer of the security.                                     industry and security
                                                            risk because payment
                                                            of interest and
                                                            principal on the
                                                            bonds in the
                                                            portfolio are
                                                            insured, potentially
                                                            reducing the effect
                                                            that changing
                                                            expectations might
                                                            have on an individual
                                                            bond.


CREDIT RISK: The possibility       We conduct careful       Delaware Tax-Free        We conduct careful       Delaware National
that a bond's issuer (or an        credit analysis of       Insured Fund is less     credit analysis of       High-Yield Municipal
entity that insures the bond)      individual bonds; we     affected by credit       individual bonds; we     Bond Fund is subject
will be unable to make timely      focus on high quality    risk because the         focus on high quality    to significant credit
payments of interest and           bonds and limit our      majority of the bonds    bonds and limit our      risk due to its
principal.                         holdings of bonds        in the portfolio are     holdings of bonds        investment in lower
                                   rated below              insured. This            rated below              quality, high-
In the case of municipal           investment grade; and    insurance is designed    investment grade; and    yielding bonds. This
bonds, issuers may be affected     we hold a number of      to minimize credit       we hold a number of      risk is described
by poor economic conditions in     different bonds in       risks to the Fund, by    different bonds in       more fully below. We
their states.                      the portfolio. All of    increasing the           the portfolio. All of    strive to manage this
                                   this is designed to      likelihood that the      this is designed to      risk by maintaining a
                                   help reduce credit       Fund would still         help reduce credit       number of different
                                   risk.                    receive payment even     risk.                    bonds from different
                                                            if an issuer                                      issuers so that if
                                                            defaulted.                                        one issuer experiences
                                                                                                              difficulties, it will
                                                                                                              have a lesser effect
                                                                                                              on the entire
                                                                                                              portfolio.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RISKS                                                               HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                     DELAWARE TAX-FREE        DELAWARE TAX-FREE        DELAWARE TAX-FREE      DELAWARE NATIONAL
                                         USA FUND               INSURED FUND           USA INTERMEDIATE      HIGH-YIELD MUNICIPAL
                                                                                             FUND                 BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
CALL RISK: The risk that a bond    We take into consideration the likelihood of prepayment when we select bonds and, in certain
issuer will prepay the bond        environments, we may look for bonds that have protection against early prepayment.
during periods of low interest
rates, forcing investors to
reinvest their money at
interest rates that might be
lower than rates on the called
bond.

LIQUIDITY RISK: The                We limit each Fund's exposure to illiquid securities to no more than 15% of the Fund's net
possibility that securities        assets.
cannot be readily sold within
seven days at approximately
the price that a fund values
them.

HIGH-YIELD, HIGH RISK              We limit the amount of the portfolio which may be invested in lower        This is a significant
MUNICIPAL BONDS: Investing in      quality, higher yielding bonds.                                            risk for the Delaware
so-called "junk" bonds entails                                                                                National High-Yield
the risk of principal loss,                                                                                   Municipal Bond Fund.
which may be greater than the                                                                                 In striving to manage
risk involved in investment                                                                                   this risk, we hold a
grade bonds. High-yield bonds                                                                                 number of different
are sometimes issued by                                                                                       bonds representing a
municipalities with less                                                                                      variety of industries
financial strength and                                                                                        and municipal
therefore less ability to make                                                                                projects, seeking to
projected debt payments on the                                                                                minimize the effect
bonds.                                                                                                        that any one bond may
                                                                                                              have on the
A protracted economic downturn                                                                                portfolio.
could adversely affect the
value of outstanding high-
yield bonds and the ability of
high-yield issuers to repay
principal and interest.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RISKS                                                               HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
                                     DELAWARE TAX-FREE        DELAWARE TAX-FREE        DELAWARE TAX-FREE        DELAWARE NATIONAL
                                         USA FUND               INSURED FUND           USA INTERMEDIATE      HIGH-YIELD MUNICIPAL
                                                                                             FUND                 BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
NON-DIVERSIFIED FUNDS RISK:        Each Fund is a non-diversified fund and is subject to this risk. Nevertheless, we typically hold
Non-diversified investment         securities from a variety of different issuers, representing different sectors and different
companies have the flexibility     types of municipal projects. We also perform extensive credit analysis on all securities. We are
to invest as much as 50% of        particularly diligent in reviewing the credit status of bonds that represent a larger percentage
their assets in as few as two      of portfolio assets.
issuers provided no single
issuer accounts for more than
25% of the portfolio. The
remaining 50% of the portfolio
must be diversified so that no
more than 5% of a fund's
assets is invested in the
securities of a single issuer.
Because a non-diversified fund
may invest its assets in fewer
issuers, the value of fund
shares may increase or
decrease more rapidly than if
a fund were fully diversified.
If a fund were to invest a
large portion of its assets in
a single issuer, the fund
could be significantly
affected if that issuer was
unable to satisfy its
financial obligations.
-----------------------------------------------------------------------------------------------------------------------------------



DISCLOSURE OF PORTFOLIO HOLDINGS
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' SAI.

Who manages the Funds

INVESTMENT MANAGER

The Funds are managed by Delaware Management Company; a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year, net of contractual fee waivers, as follows:



                                                                               INVESTMENT MANAGEMENT FEES

                                                                         DELAWARE TAX-FREE     DELAWARE NATIONAL
                                 DELAWARE TAX-FREE   DELAWARE TAX-FREE   USA INTERMEDIATE     HIGH-YIELD MUNICIPAL
                                     USA FUND          INSURED FUND             FUND               BOND FUND
------------------------------------------------------------------------------------------------------------------
As a percentage of average daily
   net assets                         0.47%                 0.45%              0.33%                 0.47%


A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract is available in each Fund's annual report to shareholders for the period ended August 31, 2005.

PORTFOLIO MANAGERS

Joseph R. Baxter and Robert F. Collins have primary responsibility for making day-to-day investment decisions for each Fund. Mr. Baxter became co-manager of Delaware Tax-Free USA Intermediate Fund and Delaware Tax-Free USA Fund in January 2003 and of Delaware Tax-Free Insured Fund and Delaware National High Yield Municipal Bond Fund in May 2003. Mr. Collins assumed responsibility for each Fund on June 25, 2004.

JOSEPH R. BAXTER, Senior Vice President/Senior Portfolio Manager, is a graduate of LaSalle University where he earned his undergraduate degree in finance and marketing. Prior to joining Delaware Investments in 1999, he held investment positions with First Union. Most recently, he served as a municipal portfolio manager for the Evergreen Funds.

ROBERT F. COLLINS, Senior Vice President/Senior Portfolio Manager, is a graduate of Ursinus College where he earned his Bachelor of Arts degree in Economics. Prior to joining Delaware Investments in 2004, he co-managed the municipal portfolio management group within PNC Advisors, overseeing the tax-exempt investments of high-net worth and institutional accounts. Previously, Mr. Collins headed the municipal fixed-income team at Wilmington Trust Company, managing funds and high-net worth accounts. Mr. Collins is a CFA Charterholder and a former president of the Financial Analysts of Wilmington.

The SAI for the Funds provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of other securities in the Funds.

Who's who? This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

                                 [chart omitted]

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                               Board of Trustees
Investment manager                                                      Custodian
Delaware Management Company                                             JPMorgan Chase Bank
2005 Market Street                                                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                  The Fund                   Brooklyn, NY 11245

                    Distributor                                   Service agent
                    Delaware Distributors, L.P.                   Delaware Service Company, Inc.
                    2005 Market Street                            2005 Market Street
                    Philadelphia, PA 19103-7094                   Philadelphia, PA 19103-7094

                    Financial intermediary wholesaler
                    Lincoln Financial Distributors, Inc.
                    2001 Market Street
                    Philadelphia, PA 19103-7055

Portfolio managers
(see page 29 for details)

                               Financial advisors
                                  Shareholders

BOARD OF TRUSTEES A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Funds rely on certain exemptive rules adopted by the SEC that require their Boards of Trustees to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients - analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the Distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, 12b-1 fees and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

INVESTING IN THE FUNDS

You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

CLASS A

CHOOSING A SHARE CLASS

x Class A shares of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware National High-Yield Municipal Bond Fund have an up-front sales charge of up to 4.50% that you pay when you buy the shares. Class A shares of Delaware Tax-Free USA Intermediate Fund have an up-front sales charge of up to 2.75%.

x If you invest $100,000 or more, your front-end sales charge will be reduced.

x You may qualify for other reductions in sales charges and under certain circumstances the sales charge may be waived, as described in "How to reduce your sales charge" below.

x Class A shares are also subject to an annual 12b-1 fee no greater than 0.30%
  (0.25% for Delaware National High-Yield Municipal Bond Fund) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares. See "Dealer compensation" below.

x Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.


CLASS A SALES CHARGES
The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge as a percentage of the net amount invested will vary depending on the amount invested, rounding and the then-current net asset value.


     DELAWARE TAX-FREE USA FUND, DELAWARE TAX-FREE INSURED FUND
       AND DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND                DELAWARE TAX-FREE USA INTERMEDIATE FUND
---------------------------------------------------------------------    -------------------------------------------
                          SALES CHARGE AS %       SALES CHARGE AS %      SALES CHARGE AS %       SALES CHARGE AS %
AMOUNT OF PURCHASE        OF OFFERING PRICE    OF NET AMOUNT INVESTED    OF OFFERING PRICE    OF NET AMOUNT INVESTED
--------------------      -----------------    ----------------------    -----------------    ----------------------

Up to $49,999                   4.50%                   5.13%                  2.75%                   3.23%

$100,000 - $249,999             3.50%                   4.00%                  2.00%                   2.44%

$250,000 - $499,999             2.50%                   3.00%                  1.00%                   1.34%

$500,000 - $999,999             2.00%                   2.44%                  1.00%                   1.34%

Amount over $1 million          None                    None                   None                    None


As shown above, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge, unless a specific waiver of the charge applies, of 1.00% if you redeem shares of the Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund or Delaware National High-Yield Municipal Bond Fund within the first year and 0.50% if you redeem shares within the second year; and of 0.75% if you redeem shares of Delaware Tax-Free USA Intermediate Fund within the first year. See "Dealer compensation" on page 33 for a description of the amount of dealer compensation that is paid.

CLASS B

x Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them (three years for Delaware Tax-Free USA Intermediate Fund).

x If you redeem Class B shares of Delaware Tax-Free USA Fund, Delaware Tax-Free
  Insured Fund and Delaware National High-Yield Municipal Bond Fund during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter. For Delaware Tax-Free USA Intermediate Fund, the contingent deferred sales charge is 2.00% during the first year, 1.00% during the second and third years and 0% thereafter.

x In determining whether the contingent deferred sales charge applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six- year period. For further information on how the contingent deferred sales charge is determined, please see "Calculation of Contingent Deferred Sales Charges - Class B and Class C" below.

x Under certain circumstances the contingent deferred sales charge may be waived; please see the SAI for further information.

x For approximately eight years (five years for Delaware Tax-Free USA
  Intermediate Fund) after you buy your Class B shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

x Because of the higher 12b-1 fee, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

x Approximately eight years (five years for Delaware Tax-Free USA Intermediate
  Fund) after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (0.25% for Delaware National High-Yield Municipal Bond Fund). Conversion may occur as late as three months after, as applicable, the eighth anniversary of purchase (fifth anniversary for Delaware Tax-Free USA Intermediate Fund), during which time Class B's higher 12b-1 fees apply.

x You may purchase only up to $100,000 of Class B shares at any one time.

CLASS C

x Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1.00% if you redeem your shares within 12 months after you buy them.

x In determining whether the contingent deferred sales charge applies to a redemption of Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the contingent deferred sales charge is determined, please see "Calculation of Contingent Deferred Sales Charges - Class B and Class C" below.

x Under certain circumstances the contingent deferred sales charge may be waived; please see the SAI for further information.

x Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

x Because of the higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

x Unlike Class B shares, Class C shares do not automatically convert to another class.

x You may purchase any amount less than $1,000,000 of Class C shares at any one time.

Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGES - CLASS B AND CLASS C

Contingent deferred sales charges (CDSC) are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments Fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

DEALER COMPENSATION

Your financial advisor that sells you shares of the Funds may be eligible to receive the following amounts as compensation for your investment in the Funds. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                                           DELAWARE TAX-FREE USA FUND
                                       DELAWARE TAX-FREE USA INSURED FUND
                             AND DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND       DELAWARE TAX-FREE USA INTERMEDIATE FUND
                                    CLASS A(1)    CLASS B(2)    CLASS C(3)              CLASS A(1)    CLASS B(2)    CLASS C(3)
-------------------------    ---------------------------------------------------        ---------------------------------------
COMMISSION (%)                             -         4.00%         1.00%                    -            2.00%         1.00%

Investment up to $ 99,999              4.00%             -             -                2.35%                -             -

$100,000 to $249,999                   3.00%             -             -                1.75%                -             -

$250,000 to $499,999                   2.00%             -             -                0.75%                -             -

$500,000 to $999,999                   1.60%             -             -                0.75%                -             -

$1,000,000 to $4,999,999               1.00%             -             -                0.75%                -             -

$5,000,000 to $24,999,999              0.50%             -             -                0.50%                -             -

$25,000,000 +                          0.25%             -             -                0.25%                -             -

12B-1 FEE TO DEALER                    0.30%         0.25%         1.00%                0.15%            0.15%         1.00%


(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% of the 12b-1 fee applicable (0.25% for Delaware National High-Yield Municipal Bond
    Fund) applicable to Class A shares. However, the Distributor has contracted to limit the maximum 12b-1 fee applicable to Class A shares of Delaware Tax-Free USA Fund and Delaware Tax-Free Insured Fund to 0.25% (0.15% for Delaware Tax-Free Intermediate Fund) through December 31, 2006.

(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00% (2.00% for Delaware Tax-Free USA Intermediate
    Fund). Your securities dealer also may be eligible to receive a 12b-1 fee of up to 0.25% (0.15% for Delaware Tax-Free USA Intermediate Fund) from the date of purchase. After approximately eight years (five years for Delaware Tax-Free USA Intermediate Fund), Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% (0.25% for Delaware National High-Yield Municipal Bond Fund) 12b-1 fee applicable to Class A.

(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information (such as your other Delaware Investments fund holdings and the names of qualifying family members and their holdings) to your financial advisor or the Fund in order to qualify for a reduction in sales charges.


 -------------------------------------------------------------------------------------------------------------------
                                                                                    SHARE CLASS
    PROGRAM              HOW IT WORKS                          A                         B                  C
 -------------------------------------------------------------------------------------------------------------------
LETTER OF       Through a Letter of Intent you                 X                Although the Letter of Intent and Rights of
INTENT          agree to invest a certain                                       Accumulation do not apply to the purchase of
                amount in Delaware Investments                                  Class B and Class C shares, you can combine
                funds (except money market funds                                your purchase of Class A shares with your
                with no sales charge) over a 13-                                purchase of Class B and Class C shares to
                month period to qualify for reduced                             fulfill your Letter of Intent or qualify for
                front-end sales charges.                                        Rights of Accumulation.







RIGHTS OF       You can combine your holdings                  X
ACCUMULATION    or purchases of all funds in the
                Delaware Investments Funds (except
                money market funds with no sales
                charge) as well as the holdings and
                purchases of your spouse and
                children under 21 to qualify for
                reduced front-end sales charges.


REINVESTMENT    Up to 12 months after you redeem       For Class A, you will    For Class B, your        Not available.
OF REDEEMED     shares, you can reinvest the           not have to pay an       account will be
SHARES          proceeds without paying a sales        additional front-end     credited with the
                charge as noted to the right.          sales charge.            contingent deferred
                                                                                sales charge you
                                                                                previously paid on
                                                                                the amount you are
                                                                                reinvesting. Your
                                                                                schedule for
                                                                                contingent deferred
                                                                                sales charges and
                                                                                conversion to Class A
                                                                                will not start over
                                                                                again; it will pick
                                                                                up from the point at
                                                                                which you redeemed
                                                                                your shares.
 -------------------------------------------------------------------------------------------------------------------

HOW TO BUY SHARES

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application with your check.

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 523-1918 so we can assign you an account number.

BY EXCHANGE
You may exchange all or part of your investment in one or more Delaware Investments Funds for shares of other Delaware Investments Funds. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

THROUGH AUTOMATED SHAREHOLDER SERVICES
You may purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of $25 or more.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price, which is based on the Fund's net asset value (NAV). If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed-income securities that have a maturity of less than 60 days at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION
When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Funds' Board has delegated responsibility for valuing the Funds' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Funds' assets on behalf of the Funds.

HOW TO REDEEM SHARES

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares (selling them back to a Fund). Your financial advisor may charge a separate fee for this service.

BY MAIL
You may redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on the account.

BY TELEPHONE
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

BY WIRE
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

THROUGH AUTOMATED SHAREHOLDER SERVICES
You may redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

ACCOUNT MINIMUMS
If you redeem shares and your account balance falls below a Fund's required account minimum of $1,000 ($250 for Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, a Fund may redeem your account after 60 days' written notice to you.

SPECIAL SERVICES
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
--------------------------------------------------------------------------------

AUTOMATIC INVESTING PLAN
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

ONLINE ACCOUNT ACCESS
Online Account Access is a password-protected area of the Delaware Investments' internet Web site that gives you access to your account information and allows you to perform transactions in a secure environment.

ELECTRONIC DELIVERY
With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment at any time, from anywhere.

WEALTH BUILDER OPTION
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments Funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

DIVIDEND REINVESTMENT PLAN
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

EXCHANGES
You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments Fund without paying a front-end or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request, if in the investment manager's judgment, a Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected.

--------------------------------------------------------------------------------

MONEYLINE(SM) ON DEMAND SERVICE
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MONEYLINE DIRECT DEPOSIT SERVICE
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

SYSTEMATIC WITHDRAWAL PLAN
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable limited contingent deferred sales charge for Class A Shares and the contingent deferred sales charge for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

FREQUENT TRADING OF FUND SHARES
The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Funds' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Funds and their shareholders, such as market timing. The Funds will consider anyone who follows a pattern of market timing in any Delaware Investments Fund or Optimum Fund Trust Fund to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a Fund occurs when investors make consecutive, rapid, short-term "roundtrips" - that is, purchases into a Fund followed quickly by redemptions out of that Fund. A short-term roundtrip is any redemption of Fund shares within 20 business days of a purchase of that Fund's shares. If you make a second such short-term roundtrip in a Fund within the same calendar quarter of a previous short-term roundtrip in that Fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Funds reserve the right to consider other trading patterns to be market timing.

Your ability to use the Funds' exchange privilege may be limited if you are identified as a market timer.

If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Funds' market timing policy are not necessarily deemed accepted by the Funds and may be cancelled or revoked by the Funds on the next business day following receipt by the Funds.

Redemptions will continue to be permitted in accordance with the Funds' current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Funds reserve the right to modify this policy at any time without notice, including modifications to the Funds' monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Funds' shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Funds' market timing policy does not require a Fund to take action in response to frequent trading activity. If a Fund elects not to take any action in response to frequent trading, such frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and the fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Funds, through their transfer agent, maintain surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in fund shares for violations of the Funds' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, a Fund may consider trading activity by multiple accounts under common ownership, control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds will attempt to apply their monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Funds may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect market timing in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES
DIVIDENDS AND DISTRIBUTIONS. Each Fund has each elected, or intends to elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare all its net investment income, if any, daily and distribute to shareholders as dividends monthly. Each Fund will also distribute any net realized capital gains annually, typically in December. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. If a Fund later determines that the information reported to shareholders for a year was incorrect, the Fund may be required to provide shareholders with an amended information statement (Form 1099-DIV) for such year. This might cause shareholders that had filed a U.S. federal income tax return for that year to have to amend their return and pay additional tax and interest on any underpayment for such year.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before the record date of a capital gain dividend, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

You may receive three different types of distributions from the Fund, including exempt-interest dividends, taxable income dividends and capital gain distributions. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

EXEMPT-INTEREST DIVIDENDS. Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, in which you reside may also be exempt from that state's personal income tax. Income from municipal securities of other states generally do not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may also be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

TAXABLE INCOME DIVIDENDS. Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. A Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals.

CAPITAL GAIN DISTRIBUTIONS. Each Fund also may realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares.

BACKUP WITHHOLDING. If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of taxable income, capital gains or proceeds from the redemption of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

SALES OR EXCHANGES OF FUND SHARES. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments Fund is the same as a sale.

OTHER. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN A FUND.

CERTAIN MANAGEMENT CONSIDERATIONS

MANAGER OF MANAGERS STRUCTURE
At a shareholder meeting held on March 23, 2005 (or as adjourned), the Funds' shareholders approved a "manager of managers" structure that would permit Delaware Management Company to appoint and replace sub-advisors, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Funds, subject to Board approval but without shareholder approval (the "Manager of Managers Structure"). While Delaware Management Company does not currently expect to use the Manager of Managers Structure with respect to the Funds, Delaware Management Company may, in the future, recommend to the Funds' Boards the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of a Fund's portfolio if it believes that doing so would be likely to enhance the Fund's performance by introducing a different investment style or focus.

The ability to implement the Manager of Managers Structure with respect to the Funds is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") or the adoption of a rule by the SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Funds may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Funds' application for an exemptive order or adopt such a rule.

The Manager of Managers Structure would enable the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The Manager of Managers Structure would not permit investment management fees paid by a Fund to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Fund, including Delaware Management Company's responsibility for all advisory services furnished by a sub-advisor.

Financial highlights

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand a Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information for each Fund has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Funds' annual report. The Funds' annual report is available upon request by calling 800 523-1918.


                                                                                                       CLASS A
--------------------------------------------------------------------------------------------------------------
                                                                                                    Year ended
Delaware Tax-Free USA Fund                                                                                8/31
                                                              2005      2004       2003    2002(2)        2001
--------------------------------------------               -------   -------    -------    -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 11.460  $ 11.170   $ 11.280   $ 11.320    $ 10.830
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                        0.512     0.538      0.537      0.566       0.582
Net realized and unrealized gain (loss) on investments       0.300     0.290     (0.110)    (0.040)      0.490
                                                           -------   -------    -------    -------     -------
Total from investment operations                             0.812     0.828      0.427      0.526       1.072
                                                           -------   -------    -------    -------     -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                       (0.512)   (0.538)    (0.537)    (0.566)     (0.582)
                                                           -------   -------    -------    -------     -------
Total dividends and distributions                           (0.512)   (0.538)    (0.537)    (0.566)     (0.582)
                                                           -------   -------    -------    -------     -------
NET ASSET VALUE, END OF PERIOD                            $ 11.760  $ 11.460   $ 11.170   $ 11.280    $ 11.320
                                                           =======   =======    =======    =======     =======
TOTAL RETURN(1)                                              7.23%     7.54%      3.84%      4.85%      10.19%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                 $  453,982 $ 456,192 $  460,917 $  495,731  $  495,597

Ratio of expenses to average net assets                      0.86%     0.87%      0.87%      0.87%       0.88%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid
   indirectly                                                0.98%     0.93%      0.97%      0.98%       0.89%
Ratio of net investment income to average net assets         4.43%     4.72%      4.74%      5.08%       5.29%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly                                                4.31%     4.66%      4.64%      4.97%       5.28%
Portfolio turnover                                             47%       32%        96%        99%        103%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001 and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.


HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

                                                         CLASS B
                                                      Year ended
                                                            8/31
      2005            2004        2003     2002(2)          2001
-----------        --------   ---------   ---------     ---------
  $ 11.460          $11.17    $ 11.280    $ 11.320      $ 10.830
     0.423           0.449       0.449       0.479         0.494
     0.300           0.290      (0.110)     (0.040)        0.490
-----------        --------   ---------   ---------     ---------
     0.723           0.739      0.339        0.439         0.984
-----------        --------   ---------   ---------     ---------
    (0.423)         (0.449)     (0.449)     (0.479)       (0.494)
-----------        --------   ---------   ---------     ---------
    (0.423)         (0.449)     (0.449)     (0.479)       (0.494)
-----------        --------   ---------   ---------     ---------
  $ 11.760         $11.460    $ 11.170    $ 11.280      $ 11.320
===========        ========   =========   =========     =========
     6.42%           6.71%       3.03%       4.04%         9.32%

  $ 16,507         $22,396    $ 31,052    $ 37,448      $ 39,317
     1.63%           1.65%       1.65%       1.65%         1.68%
     1.71%           1.71%       1.75%       1.76%         1.69%
     3.66%           3.94%       3.96%       4.30%         4.49%
     3.58%           3.88%       3.86%       4.19%         4.48%
       47%             32%         96%         99%          103%



                                                         CLASS C
                                                      Year ended
                                                            8/31
      2005            2004         2003    2002(2)          2001
-----------        --------   ---------   ---------     ---------
  $ 11.460        $ 11.170    $ 11.280    $ 11.320      $ 10.830
     0.423           0.449       0.449       0.479         0.494
     0.300           0.290      (0.110)     (0.040)        0.490
-----------        --------   ---------   ---------     ---------
     0.723           0.739       0.339       0.439         0.984
-----------        --------   ---------   ---------     ---------
    (0.423)         (0.449)     (0.449)     (0.479)       (0.494)
-----------        --------   ---------   ---------     ---------
    (0.423)         (0.449)     (0.449)     (0.479)       (0.494)
-----------        --------   ---------   ---------     ---------
  $ 11.760        $ 11.460    $ 11.170    $ 11.280      $ 11.320
===========        ========   =========   =========     =========
     6.42%           6.71%       3.03%       4.04%         9.32%

   $ 5,963         $ 5,784     $ 5,508     $ 5,979       $ 6,457
     1.63%           1.65%       1.65%       1.65%         1.68%
     1.71%           1.71%       1.75%       1.76%         1.69%
     3.66%           3.94%       3.96%       4.30%         4.49%
     3.58%           3.88%       3.86%       4.19%         4.48%
       47%             32%         96%         99%          103%


TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the Fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect a fund's performance.

                                                                                                              CLASS A
---------------------------------------------------------------------------------------------------------------------
                                                                                                           Year ended
                                                                                                                 8/31
Delaware Tax-Free Insured Fund                                       2005       2004       2003       2002       2001
------------------------------------------------------------    ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 11.110   $ 10.880   $ 11.020   $ 10.950   $ 10.390
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.432      0.471      0.473      0.487      0.483
Net realized and unrealized gain (loss) on investments             0.192      0.230     (0.140)     0.070      0.560
                                                                ---------  ---------  ---------  ---------  ---------
Total from investment operations                                   0.624      0.701      0.333      0.557      1.043
                                                                ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                             (0.432)    (0.471)    (0.473)    (0.487)    (0.483)
                                                                ---------  ---------  ---------  ---------  ---------
Net realized gain on investments                                  (0.022)         _          _          _          _
Total dividends and distributions                                 (0.454)    (0.471)    (0.473)    (0.487)    (0.483)
                                                                ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                                  $ 11.280   $ 11.110   $ 10.880   $ 11.020   $ 10.950
                                                                =========  =========  =========  =========  =========
TOTAL RETURN(1)                                                    5.73%      6.55%      3.02%      5.27%     10.30%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                         $ 52,291   $ 54,384   $ 57,630   $ 60,365   $ 62,397
Ratio of expenses to average net assets                            0.90%      0.93%      0.92%      0.92%      1.02%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                          0.99%      0.93%      0.92%      0.92%      1.02%
Ratio of net investment income to average net assets               3.87%      4.26%      4.25%      4.51%      4.58%
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly                  3.78%      4.26%      4.25%      4.51%      4.58%
Portfolio turnover                                                   28%        54%       109%       136%       113%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

                                                         CLASS B
                                                      Year ended
                                                            8/31
       2005           2004        2003        2002          2001
-----------        --------   ---------   ---------     ---------
  $ 11.110        $ 10.880    $ 11.020    $ 10.950      $ 10.390
     0.346           0.385       0.386       0.403         0.399
     0.192           0.230      (0.140)      0.070         0.560
-----------        --------   ---------   ---------     ---------
     0.538           0.615       0.246       0.473         0.959
-----------        --------   ---------   ---------     ---------
    (0.346)         (0.385)     (0.386)     (0.403)       (0.399)
-----------        --------   ---------   ---------     ---------
    (0.022)              _           _           _             _
    (0.368)         (0.385)     (0.386)     (0.403)       (0.399)
-----------        --------   ---------   ---------     ---------
  $ 11.280        $ 11.110    $ 10.880    $ 11.020      $ 10.950
===========        ========   =========   =========     =========
     4.92%           5.72%       2.22%       4.46%         9.43%

   $ 6,141         $ 6,728     $ 7,614     $ 7,677       $ 7,506
     1.67%           1.71%       1.70%       1.70%         1.82%
     1.72%           1.71%       1.70%       1.70%         1.82%
     3.10%           3.48%       3.47%       3.73%         3.78%
     3.05%           3.48%       3.47%       3.73%         3.78%
       28%             54%        109%        136%          113%


                                                         CLASS C
                                                      Year ended
                                                            8/31
      2005            2004        2003        2002          2001
-----------        --------   ---------   ---------     ---------
  $ 11.110        $ 10.880   $ 11.020     $ 10.950      $ 10.390
     0.346           0.385      0.386        0.403         0.399
     0.192           0.230     (0.140)       0.070         0.560
-----------        --------   ---------   ---------     ---------
     0.538           0.615      0.246        0.473         0.959
-----------        --------   ---------   ---------     ---------
    (0.346)         (0.385)    (0.386)      (0.403)       (0.399)
-----------        --------   ---------   ---------     ---------
    (0.022)              _          _            _             _
    (0.368)         (0.385)    (0.386)      (0.403)       (0.399)
-----------        --------   ---------   ---------     ---------
  $ 11.280        $ 11.110   $ 10.880     $ 11.020      $ 10.950
===========        ========   =========   =========     =========
     4.92%           5.72%       2.22%       4.46%         9.42%

   $ 2,963         $ 2,003     $ 1,448     $ 1,488       $ 1,588
     1.67%           1.71%       1.70%       1.70%         1.82%
     1.72%           1.71%       1.70%       1.70%         1.82%
     3.10%           3.48%       3.47%       3.73%         3.78%
     3.05%           3.48%       3.47%       3.73%         3.78%
       28%             54%        109%        136%          113%

                                                                                                              CLASS A
---------------------------------------------------------------------------------------------------------------------
                                                                                                           Year ended
                                                                                                                 8/31
Delaware Tax-Free USA Intermediate Fund                              2005       2004       2003       2002       2001
------------------------------------------------------------    ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 11.390   $ 11.010   $ 11.020   $ 10.890   $ 10.360
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.410      0.419      0.435      0.462      0.480
Net realized and unrealized gain (loss) on investments             0.220      0.380     (0.010)     0.130      0.530
                                                                ---------  ---------  ---------  ---------  ---------
Total from investment operations                                   0.630      0.799      0.425      0.592      1.010
                                                                ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                             (0.410)    (0.419)    (0.435)    (0.462)    (0.480)
                                                                ---------  ---------  ---------  ---------  ---------
Total dividends and distributions                                 (0.410)    (0.419)    (0.435)    (0.462)    (0.480)
                                                                ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                                  $ 11.610   $ 11.390   $ 11.010   $ 11.020   $ 10.890
                                                                =========  =========  =========  =========  =========
TOTAL RETURN(1)                                                    5.63%      7.36%      3.89%      5.63%     10.01%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $ 120,273   $ 77,448   $ 51,479   $ 26,075   $ 19,471
Ratio of expenses to average net assets(2)                         0.79%      0.80%      0.80%      0.80%      0.80%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                         1.11%      1.09%      1.15%      0.94%      1.06%
Ratio of net investment income to average net assets               3.55%      3.70%      3.85%      4.28%      4.55%
Ratio of net investment income to average net assets prior to
   expense limitation and expenses paid indirectly                 3.23%      3.41%      3.50%      4.14%      4.29%
Portfolio turnover                                                   18%        27%       130%       195%       231%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.
(2) Ratios for the year ended August 31, 2004 including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 0.82%

                                                         CLASS B
                                                      Year ended
                                                            8/31
      2005            2004         2003       2002          2001
-----------        --------   ---------   ---------     ---------
  $ 11.380        $ 11.010    $ 11.020    $ 10.890      $ 10.360
     0.313           0.323       0.340       0.371         0.391
     0.230           0.370      (0.010)      0.130         0.530
-----------        --------   ---------   ---------     ---------
     0.543           0.693       0.330       0.501         0.921
-----------        --------   ---------   ---------     ---------
    (0.313)         (0.323)     (0.340)     (0.371)       (0.391)
-----------        --------   ---------   ---------     ---------
    (0.313)         (0.323)     (0.340)     (0.371)       (0.391)
-----------        --------   ---------   ---------     ---------
  $ 11.610        $ 11.380    $ 11.010    $ 11.020      $ 10.890
===========        ========   =========   =========     =========
     4.83%           6.36%       3.02%       4.74%         9.08%

   $ 3,203         $ 3,743     $ 4,538     $ 3,384       $ 2,366
     1.64%           1.65%       1.65%       1.65%         1.65%
     1.81%           1.79%       1.87%       1.79%         1.91%
     2.70%           2.85%       3.00%       3.43%         3.70%
     2.53%           2.71%       2.78%       3.29%         3.44%
       18%             27%        130%        195%          231%


                                                         CLASS C
                                                      Year ended
                                                            8/31
      2005            2004         2003       2002          2001
-----------        --------   ---------   ---------     ---------
  $ 11.390        $ 11.010    $ 11.020    $ 10.890      $ 10.360
     0.313           0.323       0.340       0.371         0.391
     0.220           0.380      (0.010)      0.130         0.530
-----------        --------   ---------   ---------     ---------
     0.533           0.703        0.330      0.501         0.921
-----------        --------   ---------   ---------     ---------
    (0.313)         (0.323)     (0.340)     (0.371)       (0.391)
-----------        --------   ---------   ---------     ---------
    (0.313)         (0.323)     (0.340)     (0.371)       (0.391)
-----------        --------   ---------   ---------     ---------
  $ 11.610        $ 11.390    $ 11.010    $ 11.020      $ 10.890
===========        ========   =========   =========     =========
     4.74%           6.45%       3.02%       4.74%         9.08%

  $ 25,125        $ 19,201    $ 10,542     $ 7,291       $ 3,602
     1.64%           1.65%       1.65%       1.65%         1.65%
     1.81%           1.79%       1.87%       1.79%         1.91%
     2.70%           2.85%       3.00%       3.43%         3.70%
     2.53%           2.71%       2.78%       3.29%         3.44%
       18%             27%        130%        195%          231%

                                                                                                              CLASS A
---------------------------------------------------------------------------------------------------------------------
                                                                                                           Year ended
Delaware National High-Yield                                                                                     8/31
Municipal Bond Fund                                                 2005       2004       2003     2002(2)       2001
------------------------------------------------------------    ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 10.010    $ 9.730    $ 9.950   $ 10.240    $ 9.950
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.503      0.496      0.522      0.542      0.556
Net realized and unrealized gain (loss) on investments             0.371      0.280     (0.219)    (0.290)     0.293
                                                                ---------  ---------  ---------  ---------  ---------
Total from investment operations                                   0.874      0.776      0.303      0.252      0.849
                                                                ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                             (0.504)    (0.496)    (0.523)    (0.542)    (0.559)
                                                                ---------  ---------  ---------  ---------  ---------
Total dividends and distributions                                 (0.504)    (0.496)    (0.523)    (0.542)    (0.559)
                                                                ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                                  $ 10.380   $ 10.010    $ 9.730    $ 9.950   $ 10.240
                                                                =========  =========  =========  =========  =========
TOTAL RETURN(1)                                                    8.93%      8.13%      3.13%      2.59%      8.81%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                         $ 66,451   $ 56,698   $ 59,829   $ 64,259   $ 76,018
Ratio of expenses to average net assets                            0.93%      1.00%      0.99%      0.96%      0.97%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                         1.01%      1.02%      1.05%      1.04%      0.97%
Ratio of net investment income to average net assets               4.92%      5.00%      5.30%      5.42%      5.55%
Ratio of net investment income to average net assets prior to
   expense limitation and expenses paid indirectly                 4.84%      4.98%      5.24%      5.34%      5.55%
Portfolio turnover                                                   36%        46%        64%        53%        49%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001 and an increase in the ratio of net investment income to average net assets of less than $0.01%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this charge in accounting.

                                                         CLASS B
                                                      Year ended
                                                            8/31
      2005            2004         2003    2002(2)          2001
-----------        --------   ---------   ---------     ---------
  $ 10.030         $ 9.760     $ 9.980    $ 10.260       $ 9.980
     0.426           0.421       0.448       0.467         0.480
     0.371           0.270      (0.219)     (0.281)        0.284
-----------        --------   ---------   ---------     ---------
     0.797           0.691       0.229       0.186         0.764
-----------        --------   ---------   ---------     ---------
    (0.427)         (0.421)     (0.449)     (0.466)       (0.484)
-----------        --------   ---------   ---------     ---------
    (0.427)         (0.421)     (0.449)     (0.466)       (0.484)
-----------        --------   ---------   ---------     ---------
  $ 10.400        $ 10.030     $ 9.760     $ 9.980      $ 10.260
===========        ========   =========   =========     =========
     8.10%           7.20%       2.36%       1.91%         7.88%

  $ 13,046        $ 14,534    $ 16,499    $ 20,021      $ 20,277
     1.68%           1.75%       1.74%       1.71%         1.72%
     1.76%           1.77%       1.80%       1.79%         1.72%
     4.17%           4.25%       4.55%       4.67%         4.80%
     4.09%           4.23%       4.49%       4.59%         4.80%
       36%             46%         64%         53%           49%

                                                         CLASS C
                                                      Year ended
                                                            8/31
      2005            2004         2003    2002(2)          2001
-----------        --------   ---------   ---------     ---------
  $ 10.040         $ 9.770     $ 9.990     $ 10.270      $ 9.990
     0.426           0.421       0.448        0.467        0.480
     0.381           0.270      (0.219)      (0.281)       0.284
-----------        --------   ---------   ---------     ---------
     0.807           0.691       0.229        0.186        0.764
-----------        --------   ---------   ---------     ---------
    (0.427)         (0.421)     (0.449)      (0.466)      (0.484)
-----------        --------   ---------   ---------     ---------
    (0.427)         (0.421)     (0.449)      (0.466)      (0.484)
-----------        --------   ---------   ---------     ---------
  $ 10.420        $ 10.040     $ 9.770      $ 9.990     $ 10.270
===========        ========   =========   =========     =========
     8.19%           7.19%       2.35%       1.92%         7.98%
   $ 5,234         $ 4,798     $ 5,318     $ 6,405       $ 7,187
     1.68%           1.75%       1.74%       1.71%         1.72%
     1.76%           1.77%       1.80%       1.79%         1.72%
     4.17%           4.25%       4.55%       4.67%         4.80%
     4.09%           4.23%       4.49%       4.59%         4.80%
       36%             46%         64%         53%           49%

                                                                              51

Glossary

HOW TO USE THIS GLOSSARY
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text, please check the glossary.
--------------------------------------------------------------------------------

ALTERNATIVE MINIMUM TAX
A federal tax designed to ensure that individuals and corporations with large incomes owe at least some income tax.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization (NRSRO).

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

INFLATION
The increase in the cost of goods and services over time.
U.S. inflation is frequently measured by changes in the Consumer Price Index
(CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

LEHMAN BROTHERS MUNICIPAL BOND INDEX
The Lehman Brothers Municipal Bond Index is an index that includes approximately 15,000 bonds. To be included in the index, a municipal bond must meet the following criteria: a minimum credit rating of at least Baa; has been part of a deal of at least $50 million; been issued within the last 5 years, and has a maturity of at least 2 years. Bonds subject to the Alternative minimum tax are excluded. Bonds with floating or zero coupons are also excluded.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

MERRILL LYNCH 3-7 YEAR MUNICIPAL BOND INDEX
Merrill Lynch 3-7 Year Municipal Bond Index provides a broad-based measure of the performance of the U.S. tax-exempt bond market. This index tracks bonds with maturities between 3 and 7 years.

NASD
The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS
ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), and Fitch, Inc. (Fitch).

NET ASSETS
The total value of all of the assets in a Fund's portfolio, less any liabilities.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE
A commission that is charged on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
A document that provides more information about a fund's organization, management, investments, policies and risks.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS
ACT
Federal and state laws that provide special tax advantages and a simple way to transfer property to a minor.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Additional information

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE in the Funds' annual and semiannual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the reports. You can find more information about the Funds in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Funds, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. The Funds' SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Funds' internet Web site (www.delawareinvestments.com). You may obtain additional information about the Funds from your financial advisor.

You can find reports and other information about the Funds on the EDGAR Database on the SEC web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

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

Delaware
Investments(R)
A member of Lincoln Financial Group


Contact information

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918
Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m.
Eastern Time:
o  For fund information, literature, price, yield and performance figures.
o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)
o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.


DELAWARE FUND SYMBOLS

DELAWARE TAX-FREE USA FUND                 DELAWARE TAX-FREE INSURED FUND
               CUSIP    Nasdaq                           CUSIP     Nasdaq
             ---------  ------                         ---------   ------
Class A      245909106  DMTFX              Class A     245909205   DMFIX
Class B      245909403  DTFCX              Class B     245909502   DTXBX
Class C      245909700  DUSCX              Class C     245909809   DTXCX


DELAWARE TAX-FREE USA                      DELAWARE NATIONAL HIGH-YIELD
INTERMEDIATE FUND                          MUNICIPAL BOND FUND
               CUSIP    Nasdaq                           CUSIP     Nasdaq
             ---------  ------                         --------    ------
Class A      245909304  DMUSX              Class A     928928241   CXHYX
Class B      245909601  DUIBX              Class B     928928233   DVNYX
Class C      245909882  DUICX              Class C     928928225   DVHCX

Investment Company Act file numbers: 811-3850 and 811-7742

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 29, 2005

                          DELAWARE GROUP TAX FREE FUND
                              VOYAGEUR MUTUAL FUNDS

                 2005 MARKET STREET, PHILADELPHIA, PA 19103-7094

       FOR PROSPECTUS, PERFORMANCE AND INFORMATION ON EXISTING ACCOUNTS OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES: NATIONWIDE 800 523-1918

         DEALER SERVICES: (BROKER/DEALERS ONLY) NATIONWIDE 800 362-7500

         This Statement of Additional Information ("Part B") describes shares of each fund listed below (individually, a "Fund" and collectively, the "Funds"), which is a series of an open-end management investment company, commonly referred to as a mutual fund. This Part B supplements the information contained in the current Prospectus for the Funds dated December 29, 2005 as it may be amended from time to time. Part B should be read in conjunction with the Funds' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus. The Prospectus for the Funds may be obtained by writing or calling your investment dealer or by contacting the Funds' national distributor, Delaware Distributors, L.P. (the "Distributor"), 2005 Market Street, Philadelphia, PA 19103-7094. The Funds' financial statements, the notes relating thereto, the financial highlights and the reports of independent registered public accounting firm are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800 523-1918.

         DELAWARE GROUP TAX-FREE FUND ("TAX-FREE FUND")
                  Delaware Tax-Free USA Fund ("USA Fund")
                  Delaware Tax-Free Insured Fund ("Insured Fund")
                  Delaware Tax-Free USA Intermediate Fund ("Intermediate Fund")

         VOYAGEUR MUTUAL FUNDS
                  Delaware National High-Yield Municipal Bond Fund ("National High-Yield Fund")

         Each Fund offers three retail classes of shares: "Class A Shares," "Class B Shares" and "Class C Shares" (individually, a "Class" and collectively, the "Classes"). This Part B describes each Fund and each Class, except where noted.

TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
COVER PAGE                                                                1
INVESTMENT OBJECTIVES AND POLICIES                                        2
INSURANCE                                                                20
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION                             21
PERFORMANCE INFORMATION                                                  22
TRADING PRACTICES AND BROKERAGE                                          22
PURCHASING SHARES                                                        24
INVESTMENT PLANS                                                         34
DETERMINING OFFERING PRICE AND NET ASSET VALUE                           37
REDEMPTION AND EXCHANGE                                                  38
DISTRIBUTIONS                                                            45
TAXES                                                                    47
INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS                           51
OFFICERS AND TRUSTEES                                                    59
GENERAL INFORMATION                                                      64
FINANCIAL STATEMENTS                                                     65
PRINCIPAL HOLDERS                                                        65
APPENDIX A - GENERAL CHARACTERISTICS AND RISKS OF
OPTIONS AND FUTURES                                                      68
APPENDIX B - DESCRIPTION OF RATINGS                                      72

INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of USA Fund and of Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal obligations and as is consistent with prudent investment management and preservation of capital. Intermediate Fund pursues its investment objective by investing primarily in municipal debt obligations with a dollar-weighted average effective maturity of between three and 10 years and utilizing various investment strategies, as described below, which differ from the strategies utilized by USA Fund and Insured Fund. The investment objective of Insured Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital. Insured Fund seeks to achieve its objective by investing primarily in municipal debt obligations that are protected by insurance guaranteeing the payment of principal and interest, when due.

         The investment objective of National High-Yield Fund is to seek a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade Municipal Obligations (as defined below). The Fund may invest in medium- and lower-grade Municipal Obligations rated between BBB and B- (inclusive) by Standard & Poor's ("S&P") or Fitch, Inc. ("Fitch"), Baa and B3 (inclusive) by Moody's Investors Service, Inc. ("Moody's"), comparably rated short-term Municipal Obligations and non-rated Municipal Obligations determined by the Fund's investment advisor to be of comparable quality. The Fund may also invest in higher rated securities. Investment in medium- and lower-grade Municipal Obligations involves special risks as compared with investment in higher-grade municipal securities, including potentially greater sensitivity to a general economic downturn or to a significant increase in interest rates, greater market price volatility and less liquid secondary market trading. Investment in the Fund may not be appropriate for all investors.

         The investment objective of each Fund described above is non-fundamental and may be changed by the Board of Trustees without shareholder approval of the affected Fund. There is no assurance that the objective of any Fund can be achieved. Bond insurance reduces the risk of loss due to default by an issuer, but such bonds remain subject to the risk that market value may shift for other reasons. Also, there is no assurance that any insurance company will meet its obligations.

         Appendix B - Description of Ratings contains excerpts describing ratings of Municipal Obligations from S&P, Moody's and Fitch.

         Each of the USA Fund, the Insured Fund and the Intermediate Fund will, under normal circumstances, invest at least 80% of its net assets in securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax. The National High-Yield Fund will, under normal circumstances, invest at least 80% of its net assets in municipal securities the income from which is exempt from federal income taxes. The National High-Yield Fund may invest without limit in securities the income from which is subject to the federal alternative minimum tax. Each Fund invests primarily in Municipal Obligations paying interest income which, in the opinion of the bond issuer's counsel, is exempt from federal income tax. Municipal Obligations include debt obligations issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general operating expenses. These securities include obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Some Municipal Obligations are backed by the issuer's full faith and credit while others are secured by a specific revenue source and are not backed by any general taxing power. The Funds will invest in both types of obligations. With respect to the National High-Yield Fund, Municipal Obligations also include certain derivative instruments.

         USA FUND, INSURED FUND AND INTERMEDIATE FUND - USA Fund and Insured Fund seek to achieve their respective objectives by investing their assets in a non-diversified portfolio consisting primarily of intermediate obligations up to 10 years and long-term obligations up to 50 years in maturity, and Intermediate Fund seeks to achieve its objective by investing its assets in a non-diversified portfolio consisting primarily of intermediate obligations, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest income from which, in the opinion of each issuer's counsel, is exempt from federal income tax. A Fund may also invest in other debt obligations, but if it does, at least 80% of its net assets will be invested in the types of securities described in the previous paragraph.

         The portfolio of Intermediate Fund will typically have a dollar-weighted average effective maturity of between three and 10 years. Intermediate Fund may, from time to time, employ certain techniques to shorten or lengthen the dollar-weighted average maturity of the portfolio, including futures transactions, options on futures and the purchase of debt securities at a premium or a discount. Although the dollar-weighted average maturity of Intermediate Fund's portfolio will be between three and 10 years, Intermediate Fund may purchase individual securities with any maturity.

         The principal risk to which a Fund is subject is price fluctuation due to changes in interest rates caused by government policies and economic factors which are beyond the control of Delaware Management Company, a series of Delaware Management Business Trust (the "Manager"). In addition, although some municipal bonds are government obligations backed by the issuer's full faith and credit, others are only secured by a specific revenue source and not by the general taxing power. Each Fund may invest in both types of bonds.

         USA Fund will normally invest at least 80% of its assets in debt obligations, as stated above, which are rated by S&P, Moody's or Fitch at the time of purchase as being within their top four grades. The fourth grade is considered a medium grade and has speculative characteristics. USA Fund may, however, invest up to 20% of its assets in securities with a rating lower than the top four and in unrated securities. These securities are speculative and may involve greater risks and have higher yields. They will only be purchased when the Manager considers them particularly attractive and their purchase to be consistent with the objective of preserving capital. Intermediate Fund intends to invest at least 90% of its portfolio in debt obligations that are either rated in the top four grades by Moody's, S&P or Fitch at the time of purchase or unrated, but in the opinion of the Manager, similar in credit quality to obligations so rated. The fourth grade is considered medium grade and may have speculative characteristics. Intermediate Fund may invest up to 10% of its assets in securities that are rated lower than the top four grades or unrated, but in the Manager's opinion similar in credit quality to obligations so rated. These securities are speculative and may involve greater risks and have higher yields. Investing in debt obligations which are not rated in the top four grades (or which have credit qualities similar to such rated obligations) entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade obligations, and which should be considered by investors contemplating an investment in the Fund. Such obligations are sometimes sold by issuers whose earnings at the time of issuance are less than the projected debt service on the obligations. The Manager will evaluate the creditworthiness of the issuer and the issuer's ability to meet its obligations to pay interest and repay principal.

         Insured Fund will normally invest at least 80% of its assets in debt obligations which are insured by various insurance companies which undertake to pay to a holder, when due, the interest or principal amount of an obligation if the interest or principal is not paid by the issuer when due. See Insurance. Insured Fund may invest a portion of its assets in debt obligations that are considered to be below investment grade. The Fund presently intends to limit such investments to no more than 5% of its assets, measured at the time of purchase.

         Each Fund will invest its assets in securities of varying maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds purchased by USA Fund and Insured Fund will range between five and 30 years. Each Fund may also invest in short-term, tax-free instruments such as tax-exempt commercial paper and general obligation, revenue and project notes. The Funds may also invest in variable and floating rate demand obligations (longer-term instruments with an interest rate that fluctuates and a demand feature that allows the holder to sell the instruments back to the issuer from time to time) but no Fund intends to invest more than 5% of its assets in these instruments. Short-term securities will be rated in the top two grades by a nationally-recognized statistical rating agency. The Manager will attempt to adjust the maturity structure of the portfolios to provide a high level of tax-exempt income consistent with preservation of capital.

         Under abnormal conditions, each Fund may invest in taxable instruments for temporary defensive purposes. These would include obligations of the U.S. government, its agencies and instrumentalities, commercial paper, certificates of deposit of domestic banks and other debt instruments. In connection with defensive portfolio investments, Insured Fund may invest more than 20% of its assets in uninsured securities which may be lower rated or unrated. Such securities may involve increased risks or may generate taxable income, and each Fund will only exceed 20% of its assets in such investments for temporary defensive purposes.

         NATIONAL HIGH-YIELD FUND - National High-Yield Fund will normally invest primarily in medium- and lower-grade Municipal Obligations rated, at the time of investment, between BBB and B- (inclusive) by S&P, Baa and B3 (inclusive) by Moody's, or BBB and B- (inclusive) by Fitch, or Municipal Obligations determined by the Manager to be of comparable quality.

         Medium-grade Municipal Obligations are rated BBB by S&P or Fitch, Baa by Moody's or are unrated securities determined by the Manager to be of comparable quality.

         The Fund may invest in lower-grade Municipal Obligations rated, at the time of investment, no lower than B- by S&P or Fitch, or B3 by Moody's, or in unrated Municipal Obligations determined by the Manager to be of comparable quality. Municipal Obligations rated B by S&P or Fitch generally are regarded by S&P or Fitch, on balance, as predominantly speculative with respect to capacity to pay interest or repay principal in accordance with the terms of the obligations. While such securities will likely have some quality and protective characteristics, in S&P's or Fitch's view these are outweighed by large uncertainties or major risk exposure to adverse conditions. Securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of a desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of such securities over any long period of time may be small.

         The Fund will not make initial investments in Municipal Obligations rated, at the time of investment, below B- by S&P or Fitch, or below B3 by Moody's, or in Municipal Obligations determined by the Manager to be of comparable quality. The Fund may retain Municipal Obligations which are downgraded after investment. There is no minimum rating with respect to securities that the Fund may hold if downgraded after investment.

         Investment in medium- and lower-grade securities involves special risks as compared with investment in higher-grade securities, including potentially greater sensitivity to a general economic downturn or to a significant increase in interest rates, greater market price volatility and less liquid secondary market trading. See Risk Considerations, below. There can be no assurance that the Fund will achieve its investment objective, and the Fund may not be an appropriate investment for all investors.

         At times the Manager may judge that conditions in the markets for medium-and lower-grade Municipal Obligations make pursuing the Fund's basic investment strategy of investing primarily in such Municipal Obligations inconsistent with the best interests of shareholders. At such times, the Fund may invest all or a portion of its assets in higher grade Municipal Obligations and in unrated Municipal Obligations determined by the Manager to be of comparable quality. Although such higher grade Municipal Obligations generally entail less credit risk, such higher grade Municipal Obligations may have a lower yield than medium- and lower-grade Municipal Obligations and investment in such higher grade Municipal Obligations may result in a lower yield to Fund shareholders. The Manager also may judge that conditions in the markets for long- and intermediate-term

Municipal Obligations in general make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund may pursue strategies primarily designed to reduce fluctuations in the value of the Fund's assets, including investing the Fund's assets in high-quality, short-term Municipal Obligations and in high-quality, short-term taxable securities. See Taxes.

         The Fund may invest without limitation in short-term Municipal Obligations or in taxable obligations on a temporary, defensive basis due to market conditions or, with respect to taxable obligations, for liquidity purposes. Such taxable obligations, whether purchased for liquidity purposes or on a temporary, defensive basis, may include: obligations of the U.S. government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Moody's, Fitch or S&P; commercial paper rated in the highest grade by any of such rating services (Prime-1, F-1+ or A-1, respectively); certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits of over $100 million; high-grade taxable Municipal Obligations; and repurchase agreements with respect to any of the foregoing investments. The Fund also may hold its assets in cash and in securities of tax-exempt money market mutual funds.

         All Funds - Each Fund may invest more than 25% of its assets in Municipal Obligations relating to similar types of projects or with other similar economic, business or political characteristics (such as bonds of housing finance agencies or health care facilities). In addition, each Fund may invest more than 25% of its assets in industrial development bonds or, except with respect to National High-Yield Fund, pollution control bonds which may be backed only by the assets and revenues of a nongovernmental issuer. A Fund will not, however, invest more than 25% of its total assets in bonds issued for companies in the same industry.

         Each Fund may also invest in "when-issued securities" for which the Fund will maintain a segregated account which it will mark to market daily. When-issued securities involve commitments to purchase new issues of securities which are offered on a when-issued basis which usually involve delivery and payment up to 45 days after the date of the transaction. During this period between the date of commitment and the date of delivery, the Fund does not accrue interest on the investment, but the market value of the bonds could fluctuate. This can result in a Fund having unrealized appreciation or depreciation which could affect the net asset value of its shares.

         The Funds are registered as open-end management investment companies and each Fund's portfolio of assets is nondiversified. Each Fund has the ability to invest as much as 50% of its assets in as few as two issuers provided that no single issuer accounts for more than 25% of the portfolio. The remaining 50% must be diversified so that no more than 5% is invested in the securities of a single issuer. Because the Funds may invest their assets in fewer issuers, the value of Fund shares may fluctuate more than if the Funds were more diversified. In the event a Fund invests more than 5% of its assets in a single issuer, it would be affected more than a more diversified fund if that issuer were to encounter difficulties in satisfying its financial obligations. Except as set forth below, each Fund may invest without limitation in U.S. government securities or government agency securities backed by the U.S. government or its agencies or instrumentalities. Percentage limitations outlined above are determined at the time an investment is made.

         Set forth below are other more specific investment restrictions, some of which limit the percentage of assets which may be invested in certain types of securities. While the Funds are permitted to do so, they normally do not borrow money or invest in repurchase agreements. Up to 20% of USA Fund's, Insured Fund's and Intermediate Fund's assets may be invested in securities the interest on which is subject to the federal alternative minimum income tax. National High-Yield Fund may invest without limit in securities the interest on which is subject to the federal alternative minimum income tax. From time to time, a substantial portion of the assets of a Fund may be invested in municipal bonds insured as to payment of principal and interest by a single insurance company, which is believed by the Funds to be consistent with their policies and restrictions.

MUNICIPAL OBLIGATIONS

         As used in this Part B, the term "Municipal Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions. With respect to National High-Yield Fund only, the term "Municipal Obligations" also includes Derivative Municipal Obligations as defined below.

         Municipal Obligations are primarily debt obligations issued to obtain funds for various public purposes such as constructing public facilities and making loans to public institutions. The two principal classifications of Municipal Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally secured by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source.

         Revenue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility or an airport. Municipal Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds) are in most cases revenue bonds, which may be payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any).

         The Tax Reform Act of 1986 (the "Act of 1986") limits the amount of new "private purpose" bonds that each state can issue and subjects interest income from these bonds to the federal alternative minimum tax. "Private purpose" bonds are issues whose proceeds are used to finance certain nongovernment activities, and could include some types of industrial revenue bonds such as privately-owned sports and convention facilities. The Act also makes the tax-exempt status of certain bonds depend on the issuer's compliance with specific requirements after the bonds are issued.

         Within these principal classifications of Municipal Obligations, there is a variety of types of municipal securities. Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. Accordingly, the yield on such obligations can be expected to fluctuate with changes in prevailing interest rates. Other Municipal Obligations are zero coupon securities, which are debt obligations which do not entitle the holder to any periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically.

         Municipal Obligations also include state or municipal leases and participation interests therein. A Fund may invest in these types of obligations without limitation. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. Municipal lease obligations, except in certain circumstances, are considered potentially illiquid by the staff of the Securities and Exchange Commission ("SEC" or the "Commission"). Municipal lease obligations held by a Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the appropriate Board of Trustees. Under these guidelines, a Fund's investment advisor will consider factors including, but not limited to (1) whether the lease can be canceled, (2) what assurance there is that the assets represented by the lease can be sold, (3) the municipality's general credit strength (e.g., its debt, administrative, economic and financial characteristics), (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"), and (5) the legal recourse in the event of failure to appropriate.

Additionally, the lack of an established trading market for municipal lease obligations may make the determination of fair market value more difficult.

         The yields on Municipal Obligations are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of a Fund's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

         DERIVATIVE MUNICIPAL OBLIGATIONS. National High-Yield Fund may also acquire Derivative Municipal Obligations, which are custodial receipts or trust certificates ("custodial receipts") underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt or trust certificate, the Fund may be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.

         In addition, in the event that the trust or custodial account in which the underlying security had been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to the National High-Yield Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to the Fund would lose their tax-exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, the Fund will only invest in custodial receipts which are accompanied by a tax opinion stating that interest payable on the receipts is tax-exempt. If the Fund invests in custodial receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts.

         The principal and interest payments on the Derivative Municipal Obligations underlying custodial receipts or trust certificates may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts or trust certificates may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Municipal Obligations. National High-Yield Fund may also invest in custodial receipts or trust certificates which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short term Municipal Obligations or an index of short-term Municipal Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other Municipal Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Fund.

MUNICIPAL LEASES

         A portion of each Fund's assets may be invested in municipal lease obligations, primarily through certificates of participation ("COPs"). COPs function much like installment purchase agreements and are widely used by state and local governments to finance the purchase of property. The lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs enable a governmental issuer to increase government liabilities beyond constitutional debt limits. A principal distinguishing feature separating COPs from municipal debt is the lease, which contains a "nonappropriation" or "abatement" clause. This clause provides that, although the municipality will use its best efforts to make lease payments, it may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. The Funds intend to invest only in COPs rated within the four highest rating categories of Moody's, S&P or Fitch, or in unrated COPs believed to be of comparable quality.

DIVERSIFICATION

         Although each Fund is characterized as a non-diversified fund under the Investment Company Act of 1940, as amended, (the "1940 Act"), a Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986, as amended (the "Code") as a "regulated investment company."

         For purposes of such diversification, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. If a state or a political subdivision thereof pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a state or a political subdivision thereof are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or specific project is deemed the sole issuer.

         Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user is deemed to be the sole issuer. If, however, in any of the above cases, a state, political subdivision or some other entity guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor. Investments in municipal obligations refunded with escrowed U.S. government securities will be treated as investments in U.S. government securities for purposes of determining the Fund's compliance with the 1940 Act diversification requirements.

REPURCHASE AGREEMENTS

         Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. A Fund will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchased security. Such transactions afford an opportunity for a Fund to invest temporarily available cash on a short-term basis. Generally, repurchase agreements are of short duration, often less than one week, but on occasion for longer periods. A Fund's risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. In addition, should such an issuer default, the Manager believes that, barring extraordinary circumstances, the Fund will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. A Fund considers the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. A Fund will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

         National High-Yield Fund may enter into repurchase agreements with respect to not more than 10% of its total assets (taken at current value), except when investing for defensive purposes during times of adverse market conditions. National High-Yield Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions.

         A Fund will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Trustees, determines to present minimal credit risks and which are of high quality. In addition, a Fund must have collateral of 102% of the repurchase price, including the portion representing a Fund's yield under such agreements which is monitored on a daily basis. Such collateral is held by the Custodian in book entry form. Such agreements may be considered loans under the 1940 Act, but a Fund considers repurchase agreements contracts for the purchase and sale of securities, and it seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of default.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain Delaware Investments funds jointly to invest cash balances. A Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the exemptive order and subject generally to the conditions described above.

REVERSE REPURCHASE AGREEMENTS

         National High-Yield Fund may engage in "reverse repurchase agreements" with banks and securities dealers with respect to not more than 10% of its total assets. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, cash or liquid securities having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be marked to market daily and maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. Because the Fund does not currently intend to utilize reverse repurchase agreements in excess of 10% of total assets, the Fund believes the risks of leveraging due to use of reverse repurchase agreements to principal are reduced. The Manager believes that the limited use of leverage may facilitate the Fund's ability to provide high current income.

ADVANCE REFUNDED BONDS

         Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue which is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a rating of triple A from S&P and Moody's.

FORWARD COMMITMENTS

         New issues of Municipal Obligations and other securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Each Fund may enter into such "forward commitments" if it holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. There is no percentage limitation on a Fund's total assets which may be invested in forward commitments. Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Municipal Obligations purchased on a when-issued basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Municipal Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Any significant commitment by a Fund to the purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund's Manager deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

ILLIQUID SECURITIES

         USA, Insured and Intermediate Funds may each invest up to 10% and National High-Yield Fund may invest up to 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities that are more readily marketable, but they may not always be marketable on advantageous terms.

         The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may be restricted in its ability to sell such securities at a time when the Manager deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

         Certain securities in which a Fund may invest, including municipal lease obligations, certain restricted securities and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the Securities Act of 1933 (the "1933 Act"), historically have been considered illiquid by the staff of the SEC. In accordance with more recent staff positions, however, the Fund will treat such securities as liquid and not subject to the above percentage limitation when they have been determined to be liquid by the Fund's investment advisor subject to the oversight of and pursuant to procedures adopted by the Fund's Board of Trustees.

INVERSE FLOATERS

         Intermediate Fund and National High-Yield Fund may invest in inverse floaters. USA Fund and Insured Fund may invest in inverse floaters to the extent that investments in these securities, when combined with futures contracts and options on such futures contracts and below investment grade securities, do not exceed 20% of a Fund's total assets. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or interest rate indices.

PRIVATE PURPOSE BONDS

         The Act of 1986 limits the amount of new "private purpose" bonds that each state can issue and subjects interest income from these bonds to the federal alternative minimum tax. "Private purpose" bonds are issues whose proceeds are used to finance certain nongovernment activities, and could include some types of industrial revenue bonds such as privately-owned sports and convention facilities. The Act also makes the tax-exempt status of certain bonds depend on the issuer's compliance with specific requirements after the bonds are issued. Each Fund intends to seek to achieve a high level of tax-exempt income. However, if a Fund invests in newly-issued private purpose bonds, a portion of that Fund's distributions would be subject to the federal alternative minimum tax. National High-Yield Fund may invest up to 100% and each of the other Funds may invest up to 20% of its assets in bonds the income from which is subject to the federal alternative minimum tax.

RULE 144A SECURITIES

         Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act, as discussed more fully below.

         Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as a Fund. While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's limit on investments in such securities, the Manager will determine what action to take to ensure that each Fund continues to adhere to such limitation.

ZERO COUPON BONDS

         The Funds may invest in zero coupon bonds. Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value.

         The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. Each Fund has qualified as a regulated investment company under the Code. Accordingly, during periods when a Fund receives no interest payments on its zero coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

OPTIONS AND FUTURES

         To the extent indicated below, the Funds may utilize put and call transactions and may utilize futures transactions to hedge against market risk and facilitate portfolio management. Options and futures may be used to attempt to protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. The use of options and futures is a function of market conditions. Other transactions may be used by the Fund in the future for hedging purposes as they are developed to the extent deemed appropriate by the appropriate Board of Trustees.

OPTIONS ON SECURITIES

         To the extent indicated below, Intermediate Fund and National High-Yield Fund may write (i.e., sell) covered put and call options and purchase call options on the securities in which they may invest and on indices of securities in which they may invest, to the extent such put and call options are available. National High-Yield Fund may also purchase put options on indices of securities in which it may invest, to the extent such put options are available.

         A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price.

         In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund. The Intermediate Fund may also purchase (i) call options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets and (ii) put options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets.

         If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

         The Funds may engage in listed options transactions on the various national securities exchanges or in the over-the-counter market. Over-the-counter options are purchased or written by the Fund in privately negotiated transactions. Such options are illiquid, and it may not be possible for the Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Manager believes it would be advantageous to do so. Over-the-counter options are subject to the Funds' illiquid investment limitation.

         Participation in the options market involves investment risks and transaction costs to which the Fund would not be subject absent the use of this strategy. If the Manager's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include

(a) dependence on the Manager's ability to predict correctly movements in the direction of interest rates and security prices; (b) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (c) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         The Funds may enter into contracts for the purchase or sale for future delivery of securities or, with respect to the National High-Yield Fund, contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). USA Fund and Insured Fund may invest in futures contracts and options on such futures contracts to the extent that investments in these securities, when combined with inverse floaters and below investment grade securities, do not exceed 20% of a Fund's total assets. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by a Fund will be traded on or subject to the rules of the particular futures exchange designated by the Commodity Futures Trading Commission ("CFTC"). The successful use of such instruments draws upon the Manager's experience with respect to such instruments and usually depends upon the Manager's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect.

         A Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements. To the extent required to comply with applicable SEC releases and staff positions, when purchasing a futures contract or writing a put option, the Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts, less any margin on deposit. In addition, the rules and regulations of the CFTC currently require that, in order to avoid "commodity pool operator" status, the Fund must use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. There are no other numerical limits on the Fund's use of futures contracts and options on futures contracts.

PORTFOLIO LOAN TRANSACTIONS

         Intermediate Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, U.S. Treasury Bills and Notes, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the Trustees know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which a Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Funds will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

         The ratings of S&P, Moody's and other rating services represent their opinion as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Fund will further evaluate these securities.

VARIABLE OR FLOATING RATE DEMAND NOTES

         The Funds may purchase "floating-rate" and "variable-rate" obligations. Variable or floating rate demand notes ("VRDNs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable at intervals ranging from daily to up to six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the price rate of a bank or some other appropriate interest rate adjustment index. The Manager will decide which variable or floating rate demand instruments a Fund will purchase in accordance with procedures prescribed by the Board of Trustees to minimize credit risks. Any VRDN must be of high quality as determined by the Manager and subject to review by the Board of Trustees, with respect to both its long-term and short-term aspects, except where credit support for the instrument is provided even in the event of default on the underlying security, the Fund may rely only on the high quality character of the short-term aspect of the demand instrument, i.e., the demand feature. A VRDN which is unrated must have high quality characteristics similar to those rated in accordance with policies and guidelines determined by the Board of Trustees. If the quality of any VRDN falls below the quality level required by the Board of Trustees and any applicable rules adopted by the SEC, a Fund must dispose of the instrument within a reasonable period of time by exercising the demand feature or by selling the VRDN in the secondary market, whichever is believed by the Manager to be in the best interests of the Fund and its shareholders.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of National High-Yield Fund's total assets only if such notes are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. If not rated, such instruments must be found by the Manager under guidelines established by the Fund's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments.

CONCENTRATION POLICY

         National High-Yield Fund may not invest more than 25% of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry. The Fund may invest more than 25% of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest more than 25% of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk.

         Housing Obligations. The Fund may invest, from time to time, more than 25% of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Economic and political developments, including fluctuations in interest rates, increasing construction and operating costs and reductions in federal housing subsidy programs, may adversely impact on revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

         Health Care Obligations. The Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is generally subject to, among other things, the capabilities of its management, the confidence of physicians in management, the availability of physicians and trained support staff, changes in the population or economic condition of the service area, the level of and restrictions on federal funding of Medicare and federal and state funding of Medicaid, the demand for services, competition, rates, government regulations and licensing requirements and future economic and other conditions, including any future health care reform.

         Utility Obligations. The Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

         Transportation Obligations. The Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance airports and highway, bridge and toll road facilities. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

         Education Obligations. The Fund may invest, from time to time, more than 25% of its total assets in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of college aged individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of federal grants, state funding and alumni support, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

         Industrial Revenue Obligations. The Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the bonds to the extent that funds are available from the unexpended proceeds of the bonds or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments of the issuer are designed to be sufficient to meet the payments of amounts due on the bonds. Regardless of the structure, payment of bonds is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or deterioration resulting from leveraged buy-outs or takeovers. The bonds may be subject to special or extraordinary redemption provisions which may provide for redemption at par or accredited value, plus, if applicable, a premium.

         Other Risks. The exclusion from gross income for purposes of federal income taxes for certain housing, health care, utility, transportation, education and industrial revenue bonds depends on compliance with relevant provisions of the Code. The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, such a failure to meet these ongoing requirements may not enable the holder to accelerate payment of the bond or require the issuer to redeem the bond.

CONCENTRATION

         In applying a Fund's policy on concentration: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

INVESTMENT RESTRICTIONS

         FUNDAMENTAL RESTRICTIONS - In addition to the fundamental investment policies described in the Funds' Prospectus, the Funds have adopted the following restrictions and fundamental policies which are applied to each Fund except as noted. Fundamental restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of a Fund, which is the lesser of more than 50% of the outstanding voting securities, or 67% of the voting securities present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy of a Fund which proposes to change its fundamental policy.

         Each Fund may not:

         1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         NON-FUNDAMENTAL RESTRICTIONS - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. A Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, a Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by
Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. A Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

         The following are additional non-fundamental investment restrictions.

         The following non-fundamental investment restrictions apply to USA Fund, Insured Fund and Intermediate Fund. Restrictions 4, 6 and 8 listed below apply only to USA Fund and Insured Fund.

         A Fund may not:

         1. Invest more than 20% of its assets in securities whose interest is subject to federal income tax.

         2. Borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Fund will not issue senior securities as defined in the 1940 Act, except for notes to banks. (The issuance of three series of shares is not deemed to be the issuance of senior securities so long as such series comply with the appropriate provisions of the 1940 Act.) Investment securities will not normally be purchased while there is an outstanding borrowing.

         3.       Sell securities short.

         4.       Write or purchase put or call options.

         5. Underwrite the securities of other issuers, except that a Fund may participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group; nor invest more than 10% of the value of a Fund's net assets in illiquid assets.

         6.       Purchase or sell commodities or commodity contracts.

         7. Purchase or sell real estate, but this shall not prevent a Fund from investing in municipal bonds secured by real estate or interests therein.

         8. Make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes, the purchase of a portion of debt securities which is part of an issue to the public shall not be considered the making of a loan.

         9. With respect to 50% of the value of its assets, invest more than 5% of its assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except that U.S. government and government agency securities backed by the U.S. government, or its agencies or instrumentalities may be purchased without limitation. For the purpose of this limitation, the Funds will regard each state and political subdivision, agency or instrumentality of a state and each multistate agency of which a state is a member as a separate issuer.

         10.      Invest in companies for the purpose of exercising control.

         11. Invest in securities of other investment companies, except as they are acquired as part of a merger, consolidation or acquisition of assets.

         12. Invest more than 25% of its total assets in any particular industry or industries, except that a Fund may invest more than 25% of the value of its total assets in municipal bonds and in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Tax-Free Fund has also adopted an additional restriction applicable only to Insured Fund.

         Insured Fund will not:

         13. Invest more than 20% of its assets in securities (other than U.S. government securities, securities of agencies of the U.S. government and securities backed by the U.S. government or its agencies or instrumentalities) which are not covered by insurance guaranteeing the payment, when due, of interest on and the principal of such securities, except for defensive purposes.

         Tax-Free Fund also has determined that, from time to time, more than 10% of a Fund's assets may be invested in municipal bonds insured as to principal and interest by a single insurance company. Tax-Free Fund believes such investments are consistent with the foregoing restrictions.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of net assets will not result in a violation of the restrictions.

         Although not a fundamental investment restriction, the Funds currently do not invest their assets in real estate limited partnerships or oil, gas and other mineral leases.

         The following non-fundamental investment restrictions apply to National High-Yield Fund.

         National High-Yield Fund will not:

         1. Borrow money (provided that the Fund may enter into reverse repurchase agreements with respect to not more than 10% of its total assets), except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes, provided that the Fund may enter into reverse repurchase agreements for such purposes, and securities will not be purchased while outstanding borrowings exceed 5% of the value of the Fund's total assets.

         2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under federal securities laws.

         3. Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

         4. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

         5. Invest 25% or more if its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.

         6. Issue any senior securities (as defined in the 1940 Act), except as set forth in investment restriction number 1 above, and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.

         7. Purchase or sell commodities or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).

         8. Invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets.

         9. Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

         10. Write puts if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover such puts.

         11. Make short sales of securities or maintain a short position for the account of the Fund, unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         Except for the Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

INSURANCE

         The Manager anticipates that substantially all of the insured Tax Exempt Obligations in the Insured Fund's investment portfolio will be covered by either Primary Insurance or Secondary Market Insurance. However, as a non-fundamental policy, the Insured Fund must obtain Portfolio Insurance on all Tax Exempt Obligations requiring insurance that are not covered by either Primary Insurance or Secondary Market Insurance. Both Primary Insurance and Secondary Market Insurance are non-cancelable and continue in force so long as the insured security is outstanding and the respective insurer remains in business. Premiums for Portfolio Insurance, if any, would be paid from Fund assets and would reduce the current yield on its investment portfolio by the amount of such premiums. However, the Insured Fund is permitted to invest up to 20% of its net assets in non-insured municipal securities.

         Because Portfolio Insurance coverage terminates upon the sale of an insured security from a Fund's portfolio, such insurance does not have an effect on the resale value of the security. Therefore, unless a Fund elects to purchase Secondary Market Insurance with respect to such securities or such securities are already covered by Primary Insurance, it generally will retain any such securities insured by Portfolio Insurance which are in default or in significant risk of default, and will place a value on the insurance equal to the difference between the market value of the defaulted security and the market value of similar securities which are not in default.

         The Insured Fund is authorized to obtain Portfolio Insurance from insurers that have obtained a claims-paying ability rating of "AAA" from Standard & Poor's ("S&P") or Fitch or "Aaa" (or a short-term rating of "MIG-1") from Moody's Investors Service ("Moody's"), or including AMBAC Indemnity Corporation ("AMBAC"), Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance, Inc. ("FSA"), XL Capital Assurance, Inc. ("XLCA") and CIFG.

         A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position. An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. The capacity of an insurer so rated to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch Insurer Financial Strength ("IFS") rating provides an assessment of the financial strength of an insurance company and its capacity to meet senior obligations to policyholders and contract holders on a timely basis. Insurers that are assigned a AAA IFS rating by Fitch are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors are expected to be extremely small.

         An insurance claims-paying ability rating by Moody's, S&P, or Fitch does not constitute an opinion on any specific insurance contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

         The assignment of ratings by Moody's, S&P, or Fitch to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of insurance claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a likely element in the rating determination for such debt issues.

         As of the date of this Part B, each of AMBAC, MBIA, FGIC, FSA, XLCA, and CIFG has insurance claims-paying ability ratings of Aaa from Moody's, AAA from S&P, and AAA from Fitch.

         AMBAC has received a letter ruling from the Internal Revenue Service which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid by AMBAC to municipal bond funds substantially similar to the Insured Fund, under policy provisions substantially identical to those contained in its municipal bond insurance policy, will be excludable from federal gross income under Section 103(a) of the Code.

         None of AMBAC, MBIA, FGIC, FSA, XLCA, or CIFG or any associate thereof, has any material business relationship, direct or indirect, with the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

         The Funds have adopted a policy generally prohibiting providing portfolio holdings to any person until after thirty calendar days have passed. We post a list of each Fund's portfolio holdings monthly, with a thirty day lag, on the Funds' website, www.delawareinvestments.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of each Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for each Fund. This information is available publicly to any and all shareholders free of charge once posted on the website by calling 800-523-1918.

         Other entities, including institutional investors and intermediaries that distribute the Funds' shares, are generally treated similarly and are not provided with the Funds' portfolio holdings in advance of when they are generally available to the public. Third-party service providers and affiliated persons of the Funds are provided with the Funds' portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds.

         Third-party rating agencies and consultants who have signed agreements ("Non-Disclosure Agreements") with each Fund or the Manager may receive portfolio holdings information more quickly than the thirty day lag. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of each Fund's portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Funds, the Manager nor any affiliate receive any compensation or consideration with respect to these agreements.

         To protect shareholders' interests and to avoid conflicts of interest, Non-Disclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Funds' Chief Compliance Officer prior to such use.

         The Funds' Boards of Trustees will be notified of any substantial changes to this policy. The Funds' Boards of Trustees also receives an annual report from the Funds' Chief Compliance Officer on the adequacy of the Funds' compliance with these procedures.

PERFORMANCE INFORMATION

         From time to time, each Fund may state each Class' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent 1-year, 5-year and 10-year (or lifetime of fund, if applicable) periods. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC applicable to only certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectus for a description of the Limited CDSC and the limited instances in which it applies.

TRADING PRACTICES AND BROKERAGE

         Banks, brokers or dealers are selected to execute transactions on behalf of a Fund for the purchase or sale of portfolio securities on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. In nearly all instances, trades are made on a net basis where a Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         During the past three fiscal years, no brokerage commissions were paid by any Fund.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended August 31, 2005, there were no portfolio transactions in the Funds resulting in brokerage commissions directed to brokers for brokerage and research services.

         As provided in the Securities Exchange Act of 1934 and the Investment Management Agreement for each Fund, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds' Manager believes that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Funds and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         On August 31, 2005, the Funds did not own any securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the NASD Regulation, Inc. ("NASDR(SM)"), and subject to seeking best execution, the Funds may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family such as custodian fees.

PORTFOLIO TURNOVER

         Portfolio trading will be undertaken principally to accomplish each Fund's objective in relation to anticipated movements in the general level of interest rates. Each Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such a turnover always will be incidental to transactions undertaken with a view to achieving a Fund's investment objective. The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by a Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in a Fund's portfolio at the beginning of the year were replaced by the end of the year, or if a single investment was frequently traded. In investing to achieve its investment objective, the Fund may hold securities for any period of time. The turnover rate also may be affected by cash requirements for redemptions and repurchases of Fund Shares. It is generally anticipated that USA Fund's and National High-Yield Fund's portfolio turnover rate will be less than 100% and that Insured Fund's and Intermediate Fund's portfolio turnover may exceed 100%.

         The portfolio turnover rates of each Fund for the past two fiscal years were as follows:

                                                    2005      2004
                                                    ----      ----
           USA Fund                                  47%       32%
           Insured Fund                              28%       54%
           Intermediate Fund                         18%       27%
           National High-Yield Fund                  36%       46%

PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's classes of shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectus for additional information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting a Fund or the Distributor.

         The minimum initial investment generally is $1,000 for each Class of each Fund. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent minimum investments for Class A Shares will be waived for purchases by officers, trustees and employees of any Delaware Investments fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. A Fund will reject any purchase order of more than $100,000 of Class B Shares and $1,000,000 or more for Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more of Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. A Fund reserves the right to reject any order for the purchase of a Fund's shares if in the opinion of management such rejection is in such Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         Each Fund also reserves the right, following shareholder notification, to charge a service fee on accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASDR(SM) has adopted amendments to its Conduct Rules relating to investment company sales charges. Each Fund and the Distributor intend to operate in compliance with these rules.

         Class A Shares of USA Fund, Insured Fund and National High-Yield Fund are purchased at the offering price which reflects a maximum front-end sales charge of 4.50%. Shares of Intermediate Fund A Class are also purchased at the offering price which reflects a maximum front-end sales charge of 2.75%. However, lower sales charges apply for larger purchases. See the table in the Prospectus. Class A Shares are also subject to 12b-1 annual Plan expenses for the life of the investment.

         Class B Shares of USA Fund, Insured Fund and National High-Yield Fund are purchased at net asset value and are subject to a CDSC of: (i) 4.00% if shares are redeemed within the first year of purchase; (ii) 3.00% if shares are redeemed during the second year following purchase; (iii) 2.25% if shares are redeemed during the third year following purchase; (iv) 1.50% if shares are redeemed during the fourth and fifth years following purchase; (v) 1.00% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class B Shares of USA Fund, Insured Fund, and National High-Yield Fund are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. Class B Shares of Intermediate Fund are purchased at net asset value and are subject to a CDSC of: (i) 2.00% if shares are redeemed within the first year of purchase; and (ii) 1.00% if shares are redeemed during the second and third years following purchase; and (iii) 0% thereafter. Such shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately five years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares of each Fund are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         See Plans under Rule 12b-1 under Purchasing Shares and Determining Offering Price and Net Asset Value in this Part B.

         Certificates representing shares purchased are not ordinarily issued. Purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact Delaware Investments for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

ALTERNATIVE PURCHASE ARRANGEMENTS - CLASS A, CLASS B AND CLASS C SHARES

         The alternative purchase arrangements of Class A, Class B and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares of USA Fund, Insured Fund and Intermediate Fund (currently, limited to 0.15% of the average daily net assets of Intermediate Fund A Class through October 31, 2005) or 0.25% of the average daily net assets of Class A Shares of National High-Yield Fund, or to purchase either Class B Shares or Class C Shares and have the entire initial purchase amount invested in a Fund with the investment thereafter subject to a CDSC and 12b-1 annual expenses.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 in this Part B.

         Dividends, if any, paid on Class A Shares, Class B Shares and Class C Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value in this Part B.

Class A Shares

         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with the sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

Dealer's Commission

         As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

         In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares

         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within prescribed periods after purchase may be subject to a CDSC imposed at the rates and within the time periods set forth below, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemption of shares acquired through the reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See "Waivers of Contingent Deferred Sales Charges" below for information on the instances in which the CDSC is waived.

         During the seventh year after purchase, and thereafter, until converted automatically into Class A Shares of the corresponding Fund, USA Fund B Class, Insured Fund B Class and National High-Yield Fund B Class will still be subject to the annual 12b-1 Plan expenses of up to 1% of the average daily net assets of the relevant Class B Shares. At the end of approximately eight years after purchase, the investor's USA Fund B Class, Insured Fund B Class and National High-Yield Fund B Class will be automatically converted into Class A Shares of the same Fund. During the fourth year after purchase, and thereafter, until converted automatically into Class A Shares of Intermediate Fund, Class B Shares of this Fund will still be subject to annual 12b-1 Plan expenses of up to 1% of the average daily net assets of those shares. At the end of approximately five years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of Intermediate Fund. See Automatic Conversion of Class B Shares, below. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses. Such conversion will constitute a tax-free exchange for federal income tax purposes.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that Class B Shares of USA, Insured and National High-Yield Funds held for more than six years and Class B Shares of Intermediate Fund held for more than three years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year or three-year period, as applicable. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See "Waivers of Contingent Deferred Sales Charges" below for information on the instances in which the CDSC is waived.

DEFERRED SALES CHARGE ALTERNATIVE - CLASS B SHARES

         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares of USA, Insured and National High-Yield Funds at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. Such payments for Class B Shares of Intermediate Fund is currently in an amount equal to no more than 2%. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% for approximately eight years after purchase for USA, Insured and National High-Yield Funds and approximately five years after purchase for Intermediate Fund and, if Class B Shares of USA, Insured and National High-Yield Funds are redeemed within six years of purchase and Class B Shares of Intermediate Fund are redeemed within three years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees, if any, are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. USA, Insured and National High-Yield Funds' Class B Shares' CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

AUTOMATIC CONVERSION OF CLASS B SHARES

         Class B Shares of USA, Insured and National High-Yield Funds, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Class B Shares of Intermediate Fund, other than shares acquired through reinvestment of dividends, held for five years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th business day or next business day of March, June, September and December (each, a "Conversion Date"). If, as applicable, the eighth or fifth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If such anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after the anniversary. Consequently, if a shareholder's anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after, as applicable, the eighth or fifth anniversary of purchase before the shares will automatically convert into Class A Shares. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses to the maximum limits noted above.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. You should consult your tax adviser regarding the state and local tax consequences of the conversion of Class B Shares to Class A Shares, or any other conversion or exchange of shares.

LEVEL SALES CHARGE ALTERNATIVE - CLASS C SHARES

         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

PLANS UNDER RULE 12b-1

         Pursuant to Rule 12b-1 under the 1940 Act, each of the Class A, Class B and Class C Shares have a separate distribution plan under Rule 12b-1. Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies.

         The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of the respective Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of the shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, each Fund may make payments out of the assets of Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such Classes.

         The maximum aggregate fee payable by a Fund under its Plans, and each Fund's Distribution Agreement, is on an annual basis, up to 0.30% of average daily net assets of Class A Shares of USA, Insured and Intermediate Funds and 0.25% of average daily net assets of Class A Shares of National High-Yield Fund, and up to 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. The Board of Trustees may reduce these amounts at any time. Currently, the Distributor has limited the 12b-1 plan expenses for Class A Shares of Intermediate Fund to 0.15% and USA Fund and Insured Fund to 0.25% of average net assets through December 31, 2006. The Distributor may contractually waive these amounts or a portion of the amount at any time.

         Effective June 1, 1992, Tax-Free Fund's Board of Trustees has determined that the annual fee, payable on a monthly basis, under the separate Plans relating to USA Fund Class A Shares and Insured Fund Class A Shares, will be equal to the sum of: (i) the amount obtained by multiplying 0.30% by the average daily net assets represented by Class A Shares of the Fund that were acquired by shareholders on or after June 1, 1992; and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class A Shares of the Fund that were acquired before June 1, 1992. While this is the method for calculating the 12b-1 expenses to be paid by the USA Fund Class A and Insured Fund Class A, the fee is a Class A Shares' expense so that all shareholders of Class A Shares of each such Fund regardless of when they purchased their shares will bear 12b-1 expenses at the same rate. As Class A Shares of such Funds are sold on or after June 1, 1992, the initial rate of at least 0.10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after June 1, 1992 to Class A Shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plans will also increase (but will not exceed 0.30% of average daily net assets). While this describes the current basis for calculating the fees which will be payable under the Plans with respect to USA Fund Class A and Insured Fund Class A, such Plans permit a full 0.30% on all Class A Shares' assets to be paid at any time following appropriate Board approval. The Distributors' fee limitations for the USA Fund Class A Shares and the Insured Fund Class A Shares apply only to shares acquired on or after June 1, 1992 in calculating the blended rated.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such Classes. Subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, as amended, have been approved by the Board of Trustees of the Funds, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the respective Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of the Funds must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended August 31, 2005, 12b-1 plan payments from each Class are shown below. Such amounts were used for the following purposes:

                                                       USA FUND                                   INSURED FUND
                                      ------------------------------------------   ------------------------------------------
                                        CLASS A        CLASS B        CLASS C        CLASS A        CLASS B        CLASS C
                                      ------------   ------------   ------------   ------------   ------------   ------------
Advertising                                     --             --             --             --             --             --
Annual/Semiannual Reports             $      6,051   $        421   $         95   $        862             --   $         82
Broker Trails                         $    966,215   $     48,130   $     44,824   $    108,739   $     15,663   $     14,625
Broker Sales Charges                            --   $    140,956   $      6,811             --   $     34,682   $      4,011
Dealer Service Expenses                         --             --             --             --             --             --
Interest on Broker Sales Charges                --   $     30,542   $        119             --   $     12,995   $        327
Commissions to Wholesalers                      --             --             --             --             --             --
Promotional-Broker Meetings                     --             --             --             --             --             --
Promotional-Other                     $     12,672   $        715   $        115   $      2,043             --   $         72
Prospectus Printing                   $     12,828   $        624   $         49   $      1,586             --   $         96
Telephone                                       --             --             --             --             --             --
Wholesaler Expenses                   $     38,086   $      8,895   $      1,459   $      8,771             --   $      1,176
Other                                           --             --             --             --             --             --
Total                                 $  1,035,852   $    194,283   $     53,472   $    122,001   $     63,340   $     20,389

                                                  INTERMEDIATE FUND                         NATIONAL HIGH-YIELD FUND
                                      ------------------------------------------   ------------------------------------------
                                        CLASS A        CLASS B        CLASS C        CLASS A        CLASS B        CLASS C
                                      ------------   ------------   ------------   ------------   ------------   ------------
Advertising                                     --             --             --             --             --             --
Annual/Semiannual Reports             $        713   $        213   $        480   $      1,046   $        203   $         27
Broker Trails                         $    135,408   $      5,320   $    116,322   $    147,568   $     34,853   $     34,994
Broker Sales Charges                            --   $      9,985   $     36,443             --   $     88,802   $      9,942
Dealer Service Expenses                         --             --             --             --             --             --
Interest on Broker Sales Charges                --   $      1,851   $      3,746             --   $     15,351             --
Commissions to Wholesalers                      --             --             --             --             --             --
Promotional-Broker Meetings                     --             --             --             --             --             --
Promotional-Other                     $        153   $        217   $      1,312   $        394   $        290   $         28
Prospectus Printing                   $        337   $        176   $        811   $      1,435   $        350   $        134
Telephone                                       --             --             --             --             --             --
Wholesaler Expenses                             --   $      2,998   $     27,489   $        322   $      1,600   $        789
Other                                           --             --             --             --             --             --
Total                                 $    136,611   $     20,760   $    186,603   $    150,765   $    140,729   $     45,914

OTHER PAYMENTS TO DEALERS - CLASS A, CLASS B AND CLASS C SHARES

         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of funds in the Delaware Investments family. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of pre-approved dealer advertisements promoting the sale of Delaware Investments fund shares.

SPECIAL PURCHASE FEATURES - CLASS A SHARES

BUYING CLASS A SHARES AT NET ASSET VALUE

         Class A Shares may be reinvested without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Current and former officers, Trustees/Directors and employees of each Fund, any other fund in the Delaware Investments family, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives, and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and shares of any of the other funds in the Delaware Investments family, including any fund that may be created at net asset value. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value.

         Shareholders who own Class A shares of Delaware Cash Reserve as a result of a liquidation of a fund in the Delaware Investments Family of Funds may exchange into Class A shares of another fund at net asset value.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, CDSC or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Investments funds. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as a Fund may reasonably require to establish eligibility for purchase at net asset value. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         A Fund must be notified in advance that the trade qualifies for purchase at net asset value.

LETTER OF INTENTION

         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Funds which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of a Fund and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.

COMBINED PURCHASES PRIVILEGE

         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of shares of any Class you own of a Fund and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION

         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of shares any Class of you own of a Fund and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $60,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $40,000 purchase would currently be 3.00% for USA, Insured and National High-Yield Funds and 2.00% for Intermediate Fund. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-MONTH REINVESTMENT PRIVILEGE

         Holders of Class A Shares and Class B Shares of a Fund who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.

         The Prospectus contains more complete information about the Funds, including charges and expenses.

         Investors should consult their financial advisors or the Transfer Agent, which also serves as each Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT

         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Classes in which an investor has an account (based on the net asset value of that Fund in effect on the reinvestment date) and will be credited to the shareholder's account on that date. Confirmations of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectus and this Part B, are made for Class A Shares at the public offering price and for Class B Shares and Class C Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER DELAWARE INVESTMENTS FAMILY OF FUNDS

         Subject to applicable eligibility and minimum initial purchase requirements, and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions from a Fund in any of the other Delaware Investments mutual funds, including the Funds, in states where their shares may be sold. Such investments will be made at net asset value per share at the close of business on the reinvestment date without any front-end sales charge or service fee. Nor will such investments be subject to a CDSC or Limited CDSC. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Investments family may be invested in shares of the Funds at net asset value, provided an account has been established.

Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares, and dividends from Class C Shares may only be directed to other Class C Shares.

INVESTING BY EXCHANGE

         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange in this Part B for more complete information concerning your exchange privileges.

         Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. For purposes of determining the time of the automatic conversion into Class A Shares, the holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

INVESTING BY ELECTRONIC FUND TRANSFER

         Direct Deposit Purchase Plan--Investors may arrange for the Fund to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date, although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

DIRECT DEPOSIT PURCHASES BY MAIL

         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. A Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Funds for proper instructions.

MONEYLINE(SM) ON DEMAND

         You or your investment dealer may request purchases of shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

WEALTH BUILDER OPTION

         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange in this Part B for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to their Fund.

ASSET PLANNER

         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange in this Part
B. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Investments family may be used in the same Strategy with Consultant Class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee was waived until further notice. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by each Fund, its respective agents or certain other authorized persons. Orders for purchases of Class B Shares and Class C Shares of each Fund are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by each Fund, its respective agents or certain other authorized persons. Selling dealers have the responsibility of transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share, plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern Time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of the Class A Shares, the offering price per share, is included in each Fund's financial statements which are incorporated by reference in this Part B.

         Each Fund's net asset value per share is computed by adding the value of all securities and other assets, deducting any liabilities of a Fund, and dividing by the number of Fund shares outstanding. In determining each Fund's total net assets, portfolio securities are valued at fair value, using methods determined in good faith by the Board of Trustees. This method utilizes the services of an independent pricing organization which employs a combination of methods including, among others, the obtaining of market valuations from dealers who make markets and deal in such securities, and by comparing valuations with those of other comparable securities in a matrix of such securities. A pricing service's activities and results are reviewed by the officers of the Funds. Options are valued at the last reported sales price or, if no sales are reported, at the mean between bid and asked prices. In addition, money market instruments having a maturity of less than 60 days are valued at amortized cost. Expenses and fees of each Fund are accrued daily.

         Each Class of a Fund will bear, pro-rata, all of the common expenses of the relevant Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in such Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in such Fund represented by the value of shares of such Classes, except that Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans.

         Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of a Fund may vary.

REDEMPTION AND EXCHANGE

         YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other tax-advantaged funds, equity funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve a capital gain or loss to the shareholder for federal income tax purposes. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request. The Funds may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. Each Fund may suspend, terminate or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to any applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the respective Fund, its agent or certain other authorized persons (see Distribution and Service under Investment Manager and Other Service Providers in this Part B); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the Fund shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, a shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made in either cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value in this Part B. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Fund shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares of USA, Insured and National High-Yield Fund are subject to a CDSC of: (i) 4.00% if shares are redeemed within the first year of purchase;
(ii) 3.00% if shares are redeemed during the second year following purchase;
(iii) 2.25% if shares are redeemed during the third year following purchase;
(iv) 1.50% if shares are redeemed during the fourth and fifth years following purchase; (v) 1.00% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. Class B Shares of Intermediate Fund are subject to a CDSC of (i) 2.00% during the first year of purchase, (ii) 1.00% during the second and third years following purchase; and (iii) 0% thereafter. Class C Shares of each Fund are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares in this Part B. Except for the applicable CDSC or Limited CDSC, and with respect to the expedited payment by wire for which there may be a bank wiring cost, there is no fee charged for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of the other funds in the Delaware Investments family (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of shares from Class B of USA, Insured and National High-Yield Fund, the CDSC schedule for such Class may be higher than the CDSC schedule relating to New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held Original Shares is added to the period of time that an investor held New Shares. The automatic conversion schedule of Original Shares of Class B Shares of USA, Insured and National High-Yield Fund may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares USA, Insured and National High-Yield Fund shares for a longer period of time than if the investment in New Shares were made directly.

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

SMALL ACCOUNTS

         Before a Fund involuntarily redeems shares from an account that, under the circumstances listed in the Prospectus, has remained below the minimum amounts required by the Funds' Prospectus and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.

                                      * * *

         Each Fund has made available certain redemption privileges, as described below. The Funds reserve the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

WRITTEN REDEMPTION

         You can write to each Fund at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

WRITTEN EXCHANGE

         You may also write to each Fund (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above and in the Prospectus.

TELEPHONE REDEMPTION AND EXCHANGE

         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

TELEPHONE REDEMPTION - CHECK TO YOUR ADDRESS OF RECORD

         THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

TELEPHONE REDEMPTION - PROCEEDS TO YOUR BANK

         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

TELEPHONE EXCHANGE

         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

     The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MONEYLINE(SM) ON DEMAND

         You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLine(SM) On Demand under Investment Plans in this Part B.

SYSTEMATIC WITHDRAWAL PLANS

         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See "Waivers of Contingent Deferred Sales Charges" below for information on the instances in which the CDSC is waived.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your pre-designated bank account through the

MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee.

         Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE

         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares of USA Fund, Insured Fund and National High-Yield Fund are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission as described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years (one year with respect to Intermediate Fund) will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period (one-year period with respect to Intermediate Fund) is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES

         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; and (ii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares in this Part B).

WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES

         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC of Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

                                      * * *

         In addition, the Limited CDSC will be waived on Class A Shares and the CDSC will be waived on Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established.

DISTRIBUTIONS

MULTICLASS DISTRIBUTIONS.

         A Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. Each Class will share proportionately in the investment income and expenses of its respective Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plan.

DISTRIBUTIONS OF NET INVESTMENT INCOME.

         Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to shareholders. Each Fund will normally declare all its net investment income, if any, on a daily basis and distribute, as dividends, monthly. Net investment income earned on days when the Funds are not open will be declared as a dividend on the next business day.

         Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. In determining daily dividends, the amount of net investment income for each Fund will be determined at the time the offering price and net asset value are determined (see Determining Offering Price and Net Asset Value) and shall include investment income accrued by the respective Fund, less the estimated expenses of that Fund incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared, as noted above, will be deducted immediately before the net asset value calculation is made.

         Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if a Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying such Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of that Fund. The Funds reserve the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

         Dividend distributions are automatically reinvested in additional shares of the paying Fund at net asset value on the ex-dividend date, unless an election to receive dividends in cash has been made. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above.

         If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. This service is not available for certain retirement plans. It may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address on your designated bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any MoneyLine(SM) Service; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.

         Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of such Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or such Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

EXEMPT-INTEREST DIVIDENDS.

         By meeting certain requirements of the Code, the Funds qualify to pay exempt-interest dividends to shareholders. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to shareholders. Exempt-Interest dividends that are excluded from federal taxable income, may still be subject to federal alternative minimum tax. See the discussion below under the heading, "Alternative Minimum Tax."

         For shareholders who are recipients of Social Security benefits, exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits that may be included in gross income is 85%.

DIVIDENDS FROM TAXABLE INCOME.

         Each Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. Any distributions by a Fund from this income will be taxable to shareholders as ordinary income, whether shareholders receive them in cash or in additional shares.

CAPITAL GAIN DISTRIBUTIONS.

         Each Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to shareholders as ordinary income. Distributions from net long-term capital gain will be taxable to shareholders as long-term capital gain, regardless of how long shareholders have held their shares in a Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund. Such distributions will be reinvested in shares, unless the shareholder elects to receive them in cash. Shareholders will receive a quarterly statement showing a Class's dividends paid and all the transactions made during the period.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS.

         The Funds will inform shareholders of the amount of their taxable ordinary income and capital gain dividends at the time they are paid, and will advise shareholders of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining shareholders' alternative minimum tax. If shareholders have not held a Fund's shares for a full year, the Fund may designate and distribute to shareholders, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of shareholders' investment in the Fund. Taxable distributions declared by the Fund in December but paid in January are taxed to shareholders as if made in December.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY.

         Each Fund has elected (or intends to elect) to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, each Fund generally pays no federal income tax on the income and gain it distributes to shareholders. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In that case, a Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders (including dividends from tax-exempt interest) would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS.

         To avoid federal excise taxes, the Code requires each Fund to distribute to shareholders by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OR EXCHANGES OF FUND SHARES.

         Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Delaware Investments family fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

         Sales at a loss within six months of purchase. If you sell or exchange Fund shares that you owned for six months or less:

         o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and

         o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund.

         Deferral of basis. (Class A only) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

         IF:

         o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

         o You sell some or all of your original shares within 90 days of their purchase, and

         o You reinvest the sales proceeds in the Fund or in another Delaware Investments family fund, and the sales charge that would otherwise apply is reduced or eliminated;

         THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

         Wash sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT OBLIGATIONS.

         The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned by a Fund on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities) generally does not qualify for tax-free treatment. The rules on exclusion of dividends paid from interest earned on U.S. government securities may differ for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS.

         Because each Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividend income eligible for taxation by individuals at long-term capital gain rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS.

         Because each Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

ALTERNATIVE MINIMUM TAX.

         Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for shareholders when determining their federal alternative minimum tax. Private activity bond interest could subject shareholders to or increase their liability under federal alternative minimum taxes, depending on their personal or corporate tax position. If shareholders are a person defined in the Code as a "substantial user" (or person related to a user) of a facility financed by private activity bonds, shareholders should consult with their tax advisor before buying shares of a Fund.

TREATMENT OF INTEREST ON DEBT INCURRED TO HOLD FUND SHARES.

         Interest on debt that shareholders incur to buy or hold Fund shares may not be deductible for federal income tax purposes. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

LOSS OF STATUS OF SECURITIES AS TAX-EXEMPT.

         Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued. In such a case, a Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

INVESTMENT IN COMPLEX SECURITIES.

         Each Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund. A Fund may invest in other complex securities that could be subject to numerous special and complex tax rules. For example:

         Derivatives. The Intermediate and National High-Yield Funds are permitted to invest in certain option transactions. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

         Short Sales. Certain hedging transactions that may be engaged in by a Fund (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" if the Fund holds certain "appreciated financial positions" defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value. Upon entering into a constructive sales transaction with respect to an appreciated financial position, the Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Tax straddles. A Fund's investment in options, futures, or forwards contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

         Each of these investments by a Fund in complex securities is subject to special tax rules that could affect the amount, timing and/or character of income realized by the Fund and distributed to you.

BACKUP WITHHOLDING.

         By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

         o provide your correct social security or taxpayer identification number,

         o  certify that this number is correct,

         o  certify that you are not subject to backup withholding, and

         o certify that you are a U.S. person (including a U.S. resident alien).

         The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions of taxable income, capital gains or proceeds from the sale of your shares.

NON-U.S. INVESTORS.

         Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

         In general. The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

         Exempt-Interest Dividends. In general, exempt-interest dividends are not subject to U.S. withholding tax.

         Capital Gain Dividends & Short-Term Capital Gain Dividends. In general, dividends paid by a Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

         Interest-Related Dividends. Also, interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an ordinary dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. In addition, each Fund reserves the right not to designate interest-related dividends where the amount designated would be de minimis on a per share basis. Also, third-party service providers may not be equipped or otherwise able to pass-through to shareholders designations by a Fund of interest-related dividends in cases where title to Fund shares is held in street name or through an omnibus account. As a consequence, a Fund (or third-party service provider) may overwithhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

         Other. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

         U.S. Estate Tax. A partial exemption from U.S estate tax may apply to stock in a Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

         U.S. Tax Certification Rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

CERTAIN STATE TAX CONSEQUENCES OF INVESTING IN EACH OF THE FUNDS

         For a discussion regarding certain state tax consequences of investing in each of the Funds, please see the section entitled "Dividends, distributions and taxes" in the Prospectus.

         This discussion of "DISTRIBUTIONS" and "TAXES" is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS

         The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to each Fund, subject to the supervision and direction of the Board of Trustees. The Manager is the investment manager of each Fund. The Manager also provides investment management services to certain of the other Delaware Investments Funds. An affiliate of the Manager manages private investment accounts. While investment decisions for each Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for each Fund.

         The Manager and its predecessors have been managing the funds in Delaware Investments since 1938. On September 30, 2005, the Manager and its affiliates within Delaware Investments were managing in the aggregate more than of $110.0 billion in assets in the various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc.

         Each Fund's Investment Management Agreement is dated November 1, 1999 and was approved by the initial shareholder on that date. Each Agreement had an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the affected Fund, and only if the terms and the renewal thereof have been approved by vote of a majority of the trustees of each Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the trustees of each Fund or by the Manager. Each Agreement will terminate automatically in the event of its assignment.

         The annual compensation paid by a Fund for investment management services under its Investment Management Agreement is equal to the following amount:

                                   0.50% on the first $500 million;
Insured Fund                       0.475% on the next $500 million;
Intermediate Fund                  0.45% on the next $1.5 billion;
                                   0.425% on assets in excess of $2.5 billion

                                   0.55% on the first $500 million;
USA Fund                           0.50% on the next $500 million;
National High-Yield Fund           0.45% on the next $1.5 billion;
                                   0.425% on assets in excess of $2.5 billion

         The Manager makes and implements all investment decisions on behalf of the Funds. The Manager pays the Funds' rent and salaries of all trustees, officers and employees of the Funds who are affiliated with both the Managers and the Funds. On August 31, 2005, investment management fees paid for each Fund for the past three fiscal years were as follows:

                                    AUGUST 31, 2005             AUGUST 31, 2004            AUGUST 31, 2003
                                    --------------------        --------------------       --------------------
USA Fund                            $   2,621,345 earned        $   2,714,203 earned       $   2,867,232 earned
                                    $   2,246,041 paid          $   2,442,229 paid         $   2,345,976 paid
                                    $   375,304 waived          $   271,974 waived         $   521,256 waived

Insured Fund                        $   309,141 earned          $   325,100 paid           $   349,198 paid
                                    $   279,175 paid
                                    $   29,966 waived

Intermediate Fund                   $   593,617 earned          $   454,402 earned         $   235,080 earned
                                    $   388,697 paid            $   325,211 paid           $   133,248 paid
                                    $   204,920 waived          $   129,191 waived         $   101,832 waived

National High-Yield Fund            $   440,612 earned          $   443,964 earned         $   477,529 earned
                                    $   378,755 paid            $   429,108 paid           $   425,665 paid
                                    $   61,857 waived           $   14,856 waived          $   51,864 waived

         Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, each Fund is responsible for all of its own expenses. Among others, these include the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

         The Manager has contracted to waive its annual management fees and pay expenses of the USA Fund, the Insured Fund, Intermediate Fund and National High-Yield Fund through December 31, 2006, in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.62%, 0.67%, 0.60% and 0.65% of average daily net assets, respectively.

PORTFOLIO MANAGERS

         The following chart lists certain information about types of other accounts for which the portfolio manager is primarily responsible as of August 31, 2005.

                                      NO. OF       TOTAL ASSETS        NO. OF ACCOUNTS WITH     TOTAL ASSETS IN ACCOUNTS WITH
NAME                                 ACCOUNTS        MANAGED          PERFORMANCE-BASED FEES       PERFORMANCE-BASED FEES
--------------------------------     --------    ----------------    -----------------------   ------------------------------
JOSEPH R. BAXTER
Registered Investment Companies         23       $  3.6 billion                 ---                          ---
Other Pooled Investment Vehicles        ---             ---                     ---                          ---
Other Accounts                          18       $  1.3 billion                 ---                          ---

ROBERT F. COLLINS
Registered Investment Companies         23       $  3.6 billion                 ---                          ---
Other Pooled Investment Vehicles        ---             ---                     ---                          ---
Other Accounts                          18       $  1.3 billion


DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

         Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Funds and the investment action for each account and Fund may differ. For example, one account or Fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one account and Fund may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Fund. The investment opportunity may be limited, however, so that all accounts and Funds for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

         A portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

COMPENSATION STRUCTURE

         Each portfolio's manager's compensation consists of the following:

         BASE SALARY - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

         BONUS - Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is first determined by mathematical equation based on all assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 50%-70% of the bonus is quantitatively determined.

For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund's Lipper peer group percentile ranking on a one-year and three-year basis, equally weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases on a one-year and three-year basis, with three-year performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile over the three-year period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 30%-50% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

         DEFERRED COMPENSATION - Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

         STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN - Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

         The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

         Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

         OTHER COMPENSATION - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF SECURITIES

         As of August 31, 2005 the portfolio managers of the Funds owned the following amounts of Fund shares:

PORTFOLIO MANAGER       FUND                             DOLLAR RANGE OF FUND SHARES OWNED(1)
-----------------       ---------------------------      ------------------------------------
JOSEPH R. BAXTER        USA Fund                                        None
                        Insured Fund                                    None
                        Intermediate Fund                               None
                        National High-Yield Fund                        None

ROBERT F. COLLINS       USA Fund                                        None
                        Insured Fund                                    None
                        Intermediate Fund                               None
                        National High-Yield Fund                        None

(1) Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

PROXY VOTING POLICY

         The Funds have formally delegated to the Manager, their investment advisor, the ability to make all proxy voting decisions in relation to portfolio securities held by the Funds. If and when proxies need to be voted on behalf of the Funds, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Manager has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Manager's proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

         In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Funds and other Manager clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Funds, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Funds' website at www.delawareinvestments.com; and (ii) on the Commission's website at www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Manager will also vote against management's recommendation when it believes that such position is not in the best interests of the Funds.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

         Because each Fund has delegated proxy voting to the Manager, each Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Manager receives on behalf of the Funds are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Funds. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Funds.

DISTRIBUTION AND SERVICE

         The Distributor, Delaware Distributors, L.P. ("DDLP"), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of each Fund and other Delaware Investments Funds. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of its Class A Shares, Class B Shares and Class C Shares under the 12b-1 Plans for each such Class. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH") and Lincoln National Corporation.

         The Distributor received net commissions from each Fund on behalf of its Class A Shares, after allowances to dealers, as follows:

                                        USA FUND A CLASS
                       ---------------------------------------------------
                          AMOUNT OF       TOTAL AMOUNTS          NET
                        UNDERWRITING       REALLOWED TO       COMMISSION
FISCAL YEAR ENDED        COMMISSION          DEALERS        TO DISTRIBUTOR
--------------------   ---------------   ---------------   ---------------
8/31/05                $       280,431   $       240,716   $        39,715
8/31/04                        214,241           186,232            28,009
8/31/03                        286,187           246,754            39,433

                                       INSURED FUND A CLASS
                       ---------------------------------------------------
                          AMOUNT OF       TOTAL AMOUNTS          NET
                        UNDERWRITING       REALLOWED TO       COMMISSION
FISCAL YEAR ENDED        COMMISSION          DEALERS        TO DISTRIBUTOR
--------------------   ---------------   ---------------   ---------------
8/31/05                $        35,069   $        30,809   $         4,260
8/31/04                         62,430            54,366             8,064
8/31/03                        100,874            87,144            13,730

                                    INTERMEDIATE FUND A CLASS
                       ---------------------------------------------------
                          AMOUNT OF       TOTAL AMOUNTS          NET
                        UNDERWRITING       REALLOWED TO       COMMISSION
FISCAL YEAR ENDED        COMMISSION          DEALERS        TO DISTRIBUTOR
--------------------   ---------------   ---------------   ---------------
8/31/05                $       158,227   $       130,683   $        27,544
8/31/04                        122,559           105,504            17,055
8/31/03                        139,141           122,588            16,553

                                NATIONAL HIGH-YIELD FUND A CLASS
                       ---------------------------------------------------
                          AMOUNT OF       TOTAL AMOUNTS          NET
                        UNDERWRITING       REALLOWED TO       COMMISSION
FISCAL YEAR ENDED        COMMISSION          DEALERS        TO DISTRIBUTOR
--------------------   ---------------   ---------------   ---------------
8/31/05                $        97,958   $        83,979   $        13,979
8/31/04                         79,210            71,431             7,779
8/31/03                         72,369            65,079             7,290

         The Distributor received Limited CDSC payments with respect to Class A Shares as follows:

                                       LIMITED CDSC PAYMENTS
                       -------------------------------------------------------
                                                                    NATIONAL
                                      INSURED      INTERMEDIATE    HIGH-YIELD
FISCAL YEAR ENDED       USA FUND       FUND            FUND           FUND
--------------------   ----------   ------------   ------------   ------------
8/31/05                $        0   $          0              0   $          0
8/31/04                         0              0              0              0
8/31/03                         0              0              0              0

         The Distributor received CDSC payments with respect to Class B Shares as follows:

                                           CDSC PAYMENTS
                       -------------------------------------------------------
                                                                    NATIONAL
                                      INSURED      INTERMEDIATE    HIGH-YIELD
FISCAL YEAR ENDED       USA FUND       FUND            FUND           FUND
--------------------   ----------   ------------   ------------   ------------
8/31/05                $    8,849   $      9,767   $      3,715   $      9,403
8/31/04                    36,198         25,556         14,272         36,434
8/31/03                    42,106         19,689          8,844         54,318

         The Distributor received CDSC payments with respect to Class C Shares as follows:

                                           CDSC PAYMENTS
                       -------------------------------------------------------
                                                                    NATIONAL
                                      INSURED      INTERMEDIATE    HIGH-YIELD
FISCAL YEAR ENDED       USA FUND       FUND            FUND           FUND
--------------------   ----------   ------------   ------------   ------------
8/31/05                $    1,176   $        483   $      1,841   $        984
8/31/04                       782            418          3,281            166
8/31/03                       448            483         14,489            856

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Funds' financial intermediary wholesaler pursuant to a Second Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated August 21, 2003. LFD shall: (i) promote the sale of the Funds' shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"); (ii) create messaging and packaging for certain non-regulatory sales and marketing materials related to the Funds; and (iii) produce such non-regulatory sales and marketing materials related to the Funds. The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

         The rate of compensation, which is calculated and paid monthly, to LFD for the sales of shares of the retail funds of Delaware Investments Family of Funds (excluding the shares of Delaware VIP Trust series, money market funds and house accounts and shares redeemed within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

                                                                            Basis Points on Sales
                                                                            ---------------------
Retail Mutual Funds (Class A, B and C Shares)                                       0.50%
Merrill Lynch Connect Program                                                       0.25%
Registered Investment Advisors and
H.D. Vest Institutional Classes                                                     0.45%
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and             0%
Delaware International Value Equity Fund Class I Shares

         In addition to the non-recurring fee set forth above, the Distributor pays LFD a fee at the annual rate set forth below of the average daily net assets of Fund shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries, including those Fund shares sold before the date of this Agreement.

                                                                                     Basis Points on Sales
                                                                                     ---------------------
Retail Mutual Funds (including shares of money market funds and house accounts
and shares redeemed within 30 days of purchase)                                              0.04%
Merrill Lynch Connect Program                                                                   0%
Registered Investment Advisors and H.D. Vest Institutional Classes                           0.04%
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and
Delaware International Value Equity Fund Class I Shares                                      0.04%

         The fees associated with LFD's services to the Funds are borne exclusively by the Distributor and not by the Funds.

TRANSFER AGENT

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as each Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to Shareholder Services Agreements dated April 19, 2001. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. and, therefore, Lincoln National Corporation. The Transfer Agent also acts as shareholder servicing, dividend disbursing and transfer agent for other Delaware Investments Funds. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $23.10 per annum for each open and closed account on the their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis. These charges are assessed monthly on a pro rata basis and determined by using the number of accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees.

         Delaware Services Company, Inc. also provides accounting services to the Funds. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, Delaware Services Company, Inc. is paid a fee based on total assets of all of the Delaware Investments Funds for which it provides such accounting services. Such fee is equal to 0.04% multiplied by the total amount of assets in the complex for which Delaware Services Company, Inc. furnishes accounting services. The fees are charged to each Fund and the other Delaware Investments Funds, on an aggregate pro rata basis. The asset-based fee payable to the Delaware Services Company, Inc. is subject to a minimum fee calculation based on the type and number of classes per Fund.

         Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of each Fund. For purposes of pricing, each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

CUSTODIAN

         JPMorgan Chase Bank ("JPMorgan"), 4 Chase Metrotech Center, Brooklyn NY 11245, is custodian of each of USA, Insured and Intermediate Fund's securities and cash. Mellon Bank, N.A. ("Mellon"), One Mellon Center, Pittsburgh, PA 15258, is custodian of National High-Yield Fund. As custodians for the Funds, JPMorgan and Mellon maintain a separate account or accounts for each respective Fund; receive, hold and release portfolio securities on account of each Fund; makes receipts and disbursements of money on behalf of each respective Fund; and collect and receive income and other payments and distributions on account of each respective Fund's portfolio securities.

CODE OF ETHICS

         The Delaware Investments Funds, the Manager and the Distributor, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

OFFICERS AND TRUSTEES

         The business and affairs of the Funds are managed under the direction of their respective Boards of Trustees. Certain officers and Trustees of the Funds hold identical positions in each of the other Delaware Investments Funds. As of November 30, 2005, the officers and Trustees owned less than 1% of the outstanding shares of each class of the Funds. The Funds' Trustees and officers are noted below along with their ages and their business experience for the past five years.

                                                                                                NUMBER OF
                                                                                            PORTFOLIOS IN FUND
                                                                                                 COMPLEX               OTHER
                            POSITION(S)                                                        OVERSEEN BY         DIRECTORSHIPS
NAME, ADDRESS AND           HELD WITH       LENGTH OF        PRINCIPAL OCCUPATION(S)        TRUSTEE/DIRECTOR     HELD BY TRUSTEE/
BIRTHDATE                     FUNDS        TIME SERVED        DURING PAST 5 YEARS              OR OFFICER       DIRECTOR OR OFFICER
-----------------------  ----------------  -----------  ---------------------------------  -------------------  -------------------
INTERESTED TRUSTEES

JUDE T. DRISCOLL(2)          Chairman,       5 Years -        Mr. Driscoll has served              87                  None
2005 Market Street       President, Chief    Executive         in various executive
Philadelphia, PA 19103       Executive        Officer         capacities at different
                            Officer and                          times at Delaware
                                                                   Investments(1)
March 10, 1963                Trustee       2 Years -
                                             Trustee

INDEPENDENT TRUSTEES

THOMAS L. BENNETT             Trustee       Since March         Private Investor -                 87                  None
2005 Market Street                           23, 2005         (March 2004 - Present)
Philadelphia, PA 19103

October 4, 1947                                               Investment Manager -
                                                              Morgan Stanley & Co.
                                                            (January 1984 - March 2004)

JOHN A. FRY                   Trustee        4 Years               President -                     87               Director -
2005 Market Street                                          Franklin & Marshall College                          Community Health
Philadelphia, PA 19103                                          (June 2002 - Present)                                 Systems

May 28, 1960                                                 Executive Vice President -
                                                             University of Pennsylvania
                                                              (April 1995 - June 2002)

ANTHONY D. KNERR              Trustee        12 Years       Founder/Managing Director -            87                  None
2005 Market Street                                           Anthony Knerr & Associates
Philadelphia, PA 19103                                         (Strategic Consulting)
                                                                 (1990 - Present)
December 7, 1938

LUCINDA S. LANDRETH           Trustee       Since March      Chief Investment Officer -            87                  None
2005 Market Street                            23, 2005             Assurant, Inc.
Philadelphia, PA 19103                                              (Insurance)
                                                                   (2002 - 2004)
June 24, 1947

                                                                                                NUMBER OF
                                                                                            PORTFOLIOS IN FUND
                                                                                                 COMPLEX               OTHER
                            POSITION(S)                                                        OVERSEEN BY         DIRECTORSHIPS
NAME, ADDRESS AND           HELD WITH       LENGTH OF        PRINCIPAL OCCUPATION(S)        TRUSTEE/ DIRECTOR     HELD BY TRUSTEE/
BIRTHDATE                     FUNDS        TIME SERVED         DURING PAST 5 YEARS             OR OFFICER       DIRECTOR OR OFFICER
-----------------------  ----------------  -----------  ---------------------------------  -------------------  -------------------
INDEPENDENT TRUSTEES
 (continued)

ANN R. LEVEN                  Trustee       16 Years         Treasurer/Chief Fiscal                87            Director and Audit
2005 Market Street                                         Officer - National Gallery                               Committee
Philadelphia, PA 19103                                        of Art (1994 - 1999)                                Chairperson -
                                                                                                                   Andy Warhol
                                                                                                                   Foundation
November 1, 1940
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                   Systemax Inc.

THOMAS F. MADISON             Trustee       11 Years        President/Chief Executive              87              Director -
2005 Market Street                                        Officer - MLM Partners, Inc.                            Banner Health
Philadelphia, PA 19103                                     (Small Business Investing &
                                                                   Consulting)                                     Director -
February 25, 1936                                           (January 1993 - Present)                            Center Point Energy

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Rimage Corporation

                                                                                                                   Director -
                                                                                                                Valmont Industries,
                                                                                                                      Inc.

JANET L. YEOMANS              Trustee        6 Years        Vice President/Mergers &               87                 None
2005 Market Street                                               Acquisitions -
Philadelphia, PA 19103                                           3M Corporation
                                                            (January 2003 - Present)
July 31, 1948
                                                          Ms. Yeomans has held various
                                                           management positions at 3M
                                                             Corporation since 1983.

J. RICHARD ZECHER             Trustee      Since March              Founder -                      87            Director and Audit
2005 Market Street                          23, 2005           Investor Analytics                                Committee Member -
Philadelphia, PA 19103                                          (Risk Management)                                Investor Analytics
                                                              (May 1999 - Present)
July 3, 1940                                                                                                     Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Oxigene, Inc.

                                                                                                NUMBER OF
                                                                                            PORTFOLIOS IN FUND
                                                                                                 COMPLEX               OTHER
                            POSITION(S)                                                        OVERSEEN BY         DIRECTORSHIPS
NAME, ADDRESS AND           HELD WITH       LENGTH OF        PRINCIPAL OCCUPATION(S)        TRUSTEE/ DIRECTOR    HELD BY TRUSTEE/
BIRTHDATE                     FUNDS        TIME SERVED        DURING PAST 5 YEARS              OR OFFICER       DIRECTOR OR OFFICER
-----------------------  ----------------  -----------  ---------------------------------  -------------------  -------------------
OFFICERS

MICHAEL P. BISHOF           Senior Vice       Chief         Mr. Bishof has served in               87                 None(3)
2005 Market Street         President and    Financial     various executive capacities
Philadelphia, PA 19103    Chief Financial    Officer     at different times at Delaware
                              Officer         since                Investments
                                            February
                                            17, 2005

August 18, 1962

DAVID F. CONNOR           Vice President/     Since         Mr. Connor has served in               87                 None
2005 Market Street        Deputy General     October      various executive capacities
Philadelphia, PA 19103       Counsel/       25, 2005     at different times at Delaware
                            Secretary                              Investments

December 2, 1963

DAVID P. O'CONNOR           Senior Vice       Since        Mr. O'Connor has served in              87                 None
2005 Market Street          President/       October      various executive capacities
Philadelphia, PA 19103   General Counsel/   25, 2005     at different times at Delaware
                            Chief Legal                            Investments
                              Officer

JOHN J. O'CONNOR            Senior Vice     Treasurer      Mr. O'Connor has served in              87                 None(3)
2005 Market Street         President and      since       various executive capacities
Philadelphia, PA 19103       Treasurer      February     at different times at Delaware
                                            17, 2005               Investments

June 16, 1957

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds' investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Funds' manager and distributor.
(3) Messrs. Bishof, Connor, David P. O'Connor and John J. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter and transfer agent as the registrant.

         Following is additional information regarding investment professionals affiliated with the Funds, along with their ages and their business experience for the past five years.

                                                                                         PRINCIPAL OCCUPATION(S) DURING PAST
NAME, ADDRESS AND BIRTHDATE    POSITION(S) HELD WITH THE FUNDS    LENGTH OF TIME SERVED                5 YEARS
---------------------------  -----------------------------------  ---------------------  -----------------------------------
JOSEPH R. BAXTER                Senior Vice President/Head of            6 Years           During the past five years, Mr.
2005 Market Street               Municipal Bond Investments                                 Baxter has served in various
Philadelphia, PA 19103                                                                    capacities at different times at
                                                                                                Delaware Investments.
July 31, 1958

ROBERT F. COLLINS              Vice President/Senior Portfolio            1 Year         Prior to June 25, 2004, Mr. Collins
2005 Market Street                         Manager                                       had served in various capacities as
Philadelphia, PA 19103                                                                      a Vice President, Director of
                                                                                             Portfolio Management of the
May 26, 1956                                                                              Municipal Investment Group at PNC
                                                                                                      Advisors.

         The following table shows each Trustee's ownership of shares of each Fund and of all Delaware Investments funds as of December 31, 2004, unless otherwise noted.

                                                     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                           DOLLAR RANGE OF EQUITY    REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
NAME                       SECURITIES IN THE FUNDS            IN FAMILY OF INVESTMENT COMPANIES
-----------------------   ------------------------   ---------------------------------------------------
Jude T. Driscoll                    None                               Over $100,000
Walter P. Babich(1)                 None                               Over $100,000
Thomas L. Bennett(2)                None                                   None
John H. Durham(1)                   None                               Over $100,000
John A. Fry                         None                               Over $100,000(3)
Anthony D. Knerr                    None                             $10,001 - $50,000
Lucinda S. Landreth(2)              None                                   None
Ann R. Leven                        None                               Over $100,000
Thomas F. Madison                   None                             $10,001 - $50,000
Janet L. Yeomans                    None                            $50,001 - $100,000
J. Richard Zecher(2)                None                                   None

(1)  Trustee retired from the Board on March 22, 2005.
(2) Trustee elected to the Board on March 23, 2005; information provided as of that date.
(3) As of December 31, 2004, John A. Fry held assets in a 529 Plan account. Under the terms of the Plan, a portion of the assets held in the Plan may be invested in the Funds. Mr. Fry held no shares of the Funds outside of the Plan as of December 31, 2004.

         The following is a compensation table listing for each Trustee entitled to receive compensation, the aggregate compensation received from the Funds and the total compensation received from all Delaware Investments funds for the fiscal year ended August 31, 2005 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of August 31, 2005. Only the independent trustees of the Funds receive compensation from the Funds.

                                                                                                             TOTAL
                                                                                                          COMPENSATION
                                                                     PENSION OR                             FROM THE
                                  AGGREGATE         AGGREGATE        RETIREMENT                            INVESTMENT
                                 COMPENSATION     COMPENSATION     BENEFITS ACCRUED   ESTIMATED ANNUAL    COMPANIES IN
                                FROM TAX-FREE     FROM VOYAGEUR      AS PART OF        BENEFITS UPON        DELAWARE
TRUSTEE(1),(2)                      FUND          MUTUAL FUNDS      FUND EXPENSES        RETIREMENT      INVESTMENTS(3)
----------------------------   ---------------   ---------------   ----------------   ----------------   ---------------
Thomas L. Bennett              $         1,684   $           210         None               None         $        54,167
John A. Fry(4)                 $         4,134   $           501         None               None         $       127,525(4)
Anthony D. Knerr               $         4,428   $           536         None               None         $       136,567
Ann R. Leven                   $         4,488   $           545         None               None         $       138,750
Thomas F. Madison              $         4,253   $           516         None               None         $       131,667
Janet L. Yeomans               $         4,123   $           500         None               None         $       127,500
J. Richard Zecher              $         2,931   $           210         None               None         $        54,167

----------
(1) Under the terms of the Delaware Investments Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee/Director for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of August 31, 2005, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Walter P. Babich and John H. Durham retired from the Board of Trustees of Tax-Free Fund and each of the 32 investment companies in the Delaware Investments family on March 22, 2005. Thomas L. Bennett, Lucinda S. Landreth and J. Richard Zecher joined the Board of Trustees/Directors of the 32 investment companies in the Delaware Investments family on March 23, 2005.
(3) Each independent Trustee/Director currently receives a total annual retainer fee of $80,000 for serving as a Trustee/ Director for all 32 investment companies in Delaware Investments, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional compensation of $2,500 for each meeting. Members of the nominating committee receive additional compensation of $1,700 for each meeting. In addition, the chairpersons of the audit and nominating committees each receive an annual retainer of $15,000. The Lead/Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $35,000.
(4) In addition to this compensation, for the 12-month period ended on August 31, 2005, Mr. Fry received $14,108 in professional fees from Voyageur Funds for services provided to the Trust's Board.

         The Board of Trustees has the following committees:

         AUDIT COMMITTEE. This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. The Audit Committee of the Funds consists of the following four independent trustees appointed by the Board: Thomas F. Madison, Chairperson; Jan L. Yeomans, Thomas L. Bennett and J. Richard Zecher. The Audit Committee held four meetings during the Trust's last fiscal year.

         NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. The Nominating Committee will consider selections for Board of Directors nominations from shareholders. Shareholders may send their recommended selections to the attention of the Funds' Secretary at the Funds' principal business address. The Nominating Committee of the Funds currently consists of the following three trustees/directors appointed by the Board: John
A. Fry, Chairperson; Anthony D. Knerr and Lucinda S. Landreth; Ann R. Leven is an ex officio member, all of whom are independent. The Nominating Committee held nine meetings during the Trust's last fiscal year.

         INDEPENDENT TRUSTEE COMMITTEE. This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The Independent Trustee Committee of the Fund currently consists of all of the Trustees who are not "interested persons" as defined in the 1940 Act. The Independent Trustee Committee held six meetings during the Trust's last fiscal year.

GENERAL INFORMATION

         The Funds are open-end management investment companies. Each Fund's portfolio of assets is non-diversified as defined by the 1940 Act. Delaware Group Tax-Free Fund was originally organized as a Maryland corporation on August 17, 1983. The USA, Insured and Intermediate Funds are series of Tax-Free Fund. Voyageur Mutual Funds was originally organized as a Minnesota corporation in April 1993. National High-Yield Fund is one of several series of Voyageur Mutual Funds. The Funds were reorganized as Delaware statutory trusts on November 1, 1999.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Tax-Free Fund's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Tax-Free Fund to delete the words "Delaware Group" from Tax-Free Fund's name.

         DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Asset Advisers (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P. and LNC Administrative Services Corporation are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH is an indirect, wholly owned subsidiary, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

         The Intermediate Fund is currently an investment option on the Personal Wealth Portfolios Program (the "Program") sponsored by Linsco/Private Ledger Corp. ("LPL"). Delaware Capital Management ("DCM"), an affiliate of LFD, also provides investment services to LPL in connection with the Program. To help defray a portion of the technology development costs of the Program, DCM paid $500,000 to LPL that contributed to the development of software applications and other technology necessary to operate the Program. DCM was later reimbursed by LFD for the money paid to LPL. As a result of this co-development effort, DCM has the opportunity to enter into an option agreement with the technology vendor to utilize the Program's software and other technology for business purposes unrelated to the Program, and DCM will receive preferred pricing for implementation and ongoing use of this technological platform. Because LPL benefited from the financial contributions to the co-development of technology, LPL's financial interests may conflict with its ability to use strictly objective factors in reviewing and evaluating the Intermediate Fund for the Program. Notwithstanding the above, LPL represents that the Intermediate Fund is required to satisfy the same due diligence requirements as all other mutual funds evaluated in connection with the Program.

CAPITALIZATION

         Each Trust has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class.

         Each Fund offers three classes of shares, each representing a proportionate interest in the assets of that Fund, and each having the same voting and other rights and preferences as the other classes, except that, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares of a Fund may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of a Fund may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plans relating to its Class A Shares. General expenses of a Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of each Fund's Class A, Class B and Class C Shares will be allocated solely to those classes.

         Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and non-assessable, and, except as described above, have equal voting rights.

NON-CUMULATIVE VOTING

         The Funds' shares have non-cumulative voting rights which means that the holders of more than 50% of the shares of a trust voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

LEGAL COUNSEL

         Stradley Ronon Stevens & Young, LLP serves as the Funds' legal counsel.

FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent registered public accounting firm for the Funds and, in its capacity as such, audits the annual financial statements of each of the Funds. Each Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, the Funds' independent registered public accounting firm, for the fiscal year ended August 31, 2005, are included in the Funds' Annual Report to shareholders. The financial statements, the notes relating thereto, the financial highlights and the report of Ernst & Young LLP, listed above are incorporated by reference from the Annual Report in this Part B.

PRINCIPAL HOLDERS

         As of November 30, 2005, management believes the following accounts held of record 5% or more of the outstanding shares of a Class. Management has no knowledge of beneficial ownership.

FUND/CLASS              NAME AND ADDRESS OF ACCOUNT            PERCENTAGE
---------------------   ------------------------------------   ----------
USA Fund                Citigroup Global Markets, Inc.               6.11%
Class A shares          Attn: Peter Booth, 7th Floor
                        333 W. 34th Street
                        New York, NY 10001

USA Fund                MLPF&S FBO its Customers                    10.85%
Class B shares          Attn Fund Administration
                        4800 Deer Lake Dr. E., 2nd Floor
                        Jacksonville, FL 32246

                        Citigroup Global Markets, Inc.               6.34%
                        Attn: Peter Booth, 7th Floor
                        333 W. 34th Street
                        New York, NY 10001

USA Fund                MLPF&S FBO its Customers                    25.71%
Class C shares          Attn Fund Administration
                        4800 Deer Lake Dr. E., 2nd Floor
                        Jacksonville, FL 32246

                        Citigroup Global Markets, Inc.               7.01%
                        Attn: Peter Booth, 7th Floor
                        333 W. 34th Street
                        New York, NY 10001

FUND/CLASS              NAME AND ADDRESS OF ACCOUNT            PERCENTAGE
---------------------   ------------------------------------   ----------
Insured Fund            NFS LLC FEBO its Customer                    6.55%
Class B Shares          126 Villita Street
                        San Antonio, TX 78205

                        Citigroup Global Markets, Inc.               5.74%
                        Attn: Peter Booth, 7th Floor
                        333 W. 34th Street
                        New York, NY 10001

                        MLPF&S FBO its Customers                     5.06%
                        Attn Fund Administration
                        4800 Deer Lake Dr. E., 2nd Floor
                        Jacksonville, FL 32246

Insured Fund            MLPF&S FBO its Customers                    25.66%
Class C shares          Attn Fund Administration
                        4800 Deer Lake Dr. E., 2nd Floor
                        Jacksonville, FL 32246

                        NFS LLC FEBO its Customer                   16.42%
                        4020 Ritamarie Dr.
                        Columbus, OH 43220

                        NFS LLC FEBO its Customer                    8.99%
                        2803 Castle Pines Cir. SE
                        Owens X Rds, AL 35763

                        Janney Montgomery Scott LLC                  8.65%
                        FBO its Customer
                        1801 Market Street
                        Philadelphia, PA 19103

                        Pershing LLC                                 5.45%
                        P.O. Box 2052
                        Jersey City, NJ 07303

Intermediate Fund       MLPF&S FBO its Customers                    12.96%
Class A shares          Attn Fund Administration
                        4800 Deer Lake Dr. E., 2nd Floor
                        Jacksonville, FL 32246

Intermediate Fund       MLPF&S FBO its Customers                    21.63%
Class B shares          Attn Fund Administration
                        4800 Deer Lake Dr. E., 2nd Floor
                        Jacksonville, FL 32246

                        NFS LLC FEBO its Customer                    5.42%
                        997 Shalimar Point Dr.
                        Shalimar, FL 32579

                        Citigroup Global Markets, Inc.               5.29%
                        Attn: Peter Booth, 7th Floor
                        333 W. 34th Street
                        New York, NY 10001

Intermediate Fund       MLPF&S FBO its Customers                    52.39%
Class C shares          Attn Fund Administration
                        4800 Deer Lake Dr. E., 2nd Floor
                        Jacksonville, FL 32246

                        Citigroup Global Markets, Inc.               7.00%
                        Attn: Peter Booth, 7th Floor
                        333 W. 34th Street
                        New York, NY 10001

FUND/CLASS              NAME AND ADDRESS OF ACCOUNT            PERCENTAGE
---------------------   ------------------------------------   ----------
National High-Yield     First Clearing LLC                           6.28%
Municipal Bond Fund     FBO its Customers
Class A Shares          P.O. Box 9
                        Big Arm, MT 59910

                        MLPF&S FBO its Customers                     5.73%
                        Attn Fund Administration
                        4800 Deer Lake Dr. E., 2nd Floor
                        Jacksonville, FL 32246

National High-Yield     MLPF&S FBO its Customers                    22.77%
Municipal Bond Fund     Attn Fund Administration
Class B Shares          4800 Deer Lake Dr. E., 2nd Floor
                        Jacksonville, FL 32246

                        Myrtle B. Quier                              5.09%
                        1416 Alsace Rd.
                        Reading, PA 19604

National High-Yield     MLPF&S FBO its Customers                    36.30%
Municipal Bond Fund     Attn Fund Administration
Class C Shares          4800 Deer Lake Dr. E., 2nd Floor
                        Jacksonville, FL 32246

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

     APPENDIX A - GENERAL CHARACTERISTICS AND RISKS OF OPTIONS AND FUTURES:
                 INTERMEDIATE FUND AND NATIONAL HIGH-YIELD FUND

         Conditions in the securities, futures and options markets will determine whether and in what circumstances the Fund will employ any of the techniques or strategies described below. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the "CFTC") and the federal tax requirements applicable to regulated investment companies. Transactions in options and futures contracts may give rise to income that is subject to regular federal income tax and, accordingly, in normal circumstances the Fund does not intend to engage in such practices to a significant extent.

         The use of futures and options, and the possible benefits and attendant risks, are discussed below.

         Futures Contracts and Related Options. The Fund may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed-income securities or contracts based on financial indices including any index of securities in which the Fund may invest. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities, or cash value of an index, at a specified price during a specified delivery period. The Fund may also purchase and sell (write) call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during, or at the termination of, the period specified in the terms of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it.

         Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the liquidity of the market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract or to do so at a satisfactory price, the Fund would have to make or take delivery under the futures contract, or, in the case of a purchased option, exercise the option. The Fund would be required to maintain initial margin deposits with respect to the futures contract and to make variation margin payments until the contract is closed. The Fund will incur brokerage fees when they purchase or sell futures contracts.

         At the time a futures contract is purchased or sold, the Fund must deposit in a custodial account cash or securities as a good faith deposit payment (known as "initial margin"). It is expected that the initial margin on futures contracts the Fund may purchase or sell may range from approximately 1.5% to approximately 5% of the value of the securities (or the securities index) underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily in a process known as "marking to market." If the market value of the futures contract has changed, the Fund will be required to make or will be entitled to receive a payment in cash or specified high quality debt securities in an amount equal to any decline or increase in the value of the futures contract. These additional deposits or credits are calculated and required on a daily basis and are known as "variation margin."

         There may be an imperfect correlation between movements in prices of the futures contract the Fund purchases or sells and the portfolio securities being hedged. In addition, the ordinary market price relationships between securities and related futures contracts may be subject to periodic distortions.

         Specifically, temporary price distortions could result if, among other things, participants in the futures market elect to close out their contracts through offsetting transactions rather than meet variation margin requirements, investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions or if, because of the comparatively lower margin requirements in the futures market than in the securities market, speculators increase their participation in the futures market. Because price distortions may occur in the futures market and because movements in the prices of securities may not correlate precisely with movements in the prices of futures contracts purchased or sold by the Fund in a hedging transaction, even if Voyageur correctly forecasts market trends the Fund's hedging strategy may not be successful. If this should occur, the Fund could lose money on the futures contracts and also on the value of its portfolio securities.

         Although the Fund believes that the use of futures contracts and options thereon will benefit it, if the Manager's judgment about the general direction of securities prices or interest rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into futures contracts or purchased or sold options thereon. For example, if the Fund seeks to hedge against the possibility of an increase in interest rates, which generally would adversely affect the price of fixed-income securities held in its portfolio, and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its assets which it has hedged due to the decrease in interest rates because it will have offsetting losses in its futures positions. In addition, particularly in such situations, the Fund may have to sell assets from its portfolio to meet daily margin requirements at a time when it may be disadvantageous to do so.

         Options on Securities. The Fund may purchase and sell (write) options on securities, which options may be either exchange-listed or over-the-counter options. The Fund may write call options only if the call option is "covered." A call option written by the Fund is covered if the Fund owns the securities underlying the option or has a contractual right to acquire them or owns securities which are acceptable for escrow purposes. The Fund may write put options only if the put option is "secured." A put option written by the Fund is secured if the Fund, which is obligated as a writer of a put option, invests an amount, not less than the exercise price of a put option, in eligible securities.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

         The Fund may purchase and sell options that are exchange-traded or that are traded over-the-counter ("OTC options"). Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases OTC options, it must rely on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

         Although the Fund will enter into OTC options only with dealers that agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. In the case of options written by the Fund, the inability to enter into a closing purchase transaction may result in material losses to the Fund.

         Regulatory Restrictions. To the extent required to comply with applicable SEC releases and staff positions, when entering into futures contracts or certain option transactions, such as writing a put option, the Fund will maintain, in a segregated account, cash or liquid high-grade securities equal to the value of such contracts. Compliance with such segregation requirements may restrict the Fund's ability to invest in intermediate- and long-term Tax Exempt Obligations.

         The Fund intend to comply with CFTC regulations and avoid "commodity pool operator" status. These regulations require that futures and options positions be used (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Fund currently does not intend to engage in transactions in futures contracts or options thereon for speculation.

         Accounting Considerations. When the Fund writes an option, an amount equal to the premium received by it is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability subsequently is marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and subsequently is adjusted to the current market value of the option.

APPENDIX B - DESCRIPTION OF RATINGS

GENERAL RATING INFORMATION

         The ratings list below can be further described as follows. For all categories lower than Aaa, Moody's Investors Service, Inc. includes a "1," "2" or "3" following the rating to designate a high, medium or low rating, respectively. Similarly, for all categories lower than AAA, Standard & Poor's and Fitch, Inc. may add a "+" or "-" following the rating to characterize a higher or lower rating, respectively.

BONDS

MOODY'S INVESTORS
SERVICE, INC.           Aaa       Highest quality, smallest degree of investment
                                  risk.

                        Aa High quality; together with Aaa bonds, they compose the high-grade bond group.

                        A Upper- medium-grade obligations; many favorable investment attributes.

                        Baa Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be unreliable over any great length of time.

                        Ba        More uncertain with speculative elements.
                                  Protective of interest and principal payments not well safeguarded in good and bad times.

                        B         Lack characteristics of desirable investment;
                                  potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

                        Caa Poor standing, may be in default; elements of danger with respect to principal or interest payments.

                        Ca Speculative in high degree; could be in default or have other marked shortcomings.

                        C Lowest rated. Extremely poor prospects of ever attaining investment standing.

STANDARD & POOR'S       AAA       Highest rating; extremely strong capacity to
                                  pay principal and interest.

                        AA High quality; very strong capacity to pay principal and interest.

                        A         Strong capacity to pay principal and interest;
                                  somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

                        BBB Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds.

                        BB, B,    Predominantly speculative with respect to the
                        CCC, CC   issuer's capacity to meet required interest
                                  and principal payments. BB-lowest degree of speculation; CC-the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.

                        D         In default.

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

FITCH, INC.             AAA       Highest quality; obligor has exceptionally
                                  strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                        AA Very high quality; obligor's ability to pay interest and repay principal is very strong. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                        A High quality; obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than higher-rated bonds.

                        BBB Satisfactory credit quality; obligor's ability to pay interest and repay principal is considered adequate. Unfavorable changes in economic conditions and circumstances are more likely to adversely affect these bonds and impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for higher-rated bonds.

                        BB,       Not investment grade; predominantly
                        CCC       speculative with respect to the issuer's
                                  capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB is the least speculative. C is the most speculative.

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

COMMERCIAL PAPER

MOODY'S

P-1          Superior quality
P-2          Strong quality
P-3          Acceptable quality

S&P

A-1+         Extremely strong quality
A-1          Strong quality
A-2          Satisfactory quality
A-3          Adequate quality
B            Speculative quality
C            Doubtful quality

FITCH

F-1+         Exceptionally strong quality
F-1          Very strong quality
F-2          Good credit quality
F-3          Fair quality
F-S          Weak credit quality

STATE AND MUNICIPAL NOTES

MOODY'S

MIG1/VMIG1   Best quality
MIG2/VMIG2   High quality
MIG3/VMIG3   Favorable quality
MIG4/VMIG4   Adequate quality
SG           Speculative quality

S&P
SP1+         Very strong quality
SP1          Strong grade
SP2          Satisfactory grade
SP3          Speculative grade

FITCH
F-1+         Exceptionally strong quality
F-1          Very strong quality
F-2          Good credit quality
F-3          Fair credit quality
F-S          Weak credit quality

EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

         Standard & Poor's. The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor's believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

         Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

         Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

         The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

         Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

         A+  Highest            B+  Average          C   Lowest
         A   High               B   Below Average    D   In Reorganization
         A-  Above Average      B-  Lower

         NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

         The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

         A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

PREFERRED STOCK RATING

MOODY'S INVESTORS
SERVICE, INC.           Aaa       Considered to be a top-quality preferred
                                  stock. This rating indicates good asset
                                  protection and the least risk of dividend impairment within the universe of preferred stocks.

                        Aa Considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

                        A Considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

                        Baa Considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                        Ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

                        B Generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

                        Caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

                        Ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

                        C The lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S       AAA       Has the highest rating that may be assigned by
                                  Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

                        AA Qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

                        A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                        BBB Regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

                        BB, B     Regarded, on balance, as predominantly
                        CCC       speculative with respect to the issuer's
                                  capacity to pay preferred stock obligations.
                                  "BB" indicates the lowest degree of
                                  speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                        CC Reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

                        C         A non-paying issue.

                        D A non-paying issue with the issuer in default on debt instruments.

                        NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.